UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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GRAHAM CORPORATION

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GRAHAM CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 31, 2014

The 2014 annual meeting of stockholders of Graham Corporation will be held on Thursday, July 31, 2014, at 11:00 a.m., Eastern Time, at the Hilton Garden Inn, Buffalo Airport, 4201 Genesee Street, Buffalo, New York 14225, for the following purposes, which are more fully described in the accompanying proxy statement:

•	to elect as Directors the four nominees named in the attached proxy statement;

•	to approve, on an advisory basis, the compensation of our named executive officers;

•	to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015; and

•	to transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

Our Board of Directors has fixed the close of business on June 6, 2014 as the record date for determining the stockholders who are entitled to receive notice of and to vote at the annual meeting as well as at any adjournment of the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

James R. Lines

President and Chief Executive Officer

Dated: June 16, 2014

If you own shares through a broker, we encourage you to follow the instructions provided by your broker regarding how to vote. Your broker may not vote your shares for director nominees or on the advisory vote on executive compensation unless you provide your broker with voting instructions.

GRAHAM CORPORATION

PROXY STATEMENT

We are furnishing this proxy statement to our stockholders in connection with the solicitation by our Board of Directors of proxies for use at the annual meeting of stockholders for our fiscal year ended March 31, 2014, which we refer to as fiscal year 2014, as well as for use at any adjournment of the annual meeting.

Date and Location of Annual Meeting

The annual meeting will be held on Thursday, July 31, 2014, at 11:00 a.m., Eastern Time, at the Hilton Garden Inn, Buffalo Airport, 4201 Genesee Street, Buffalo, New York 14225.

Record Date and Shares Outstanding

Owners of record of shares of our common stock having a par value of $0.10, which we refer to as common stock, at the close of business on June 6, 2014, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. As of the record date, there were 10,118,906 shares of our common stock issued and outstanding.

Notice and Access of Proxy Materials

The Securities and Exchange Commission’s e-proxy rules allow companies to post their proxy materials on the Internet and provide only a Notice of Internet Availability of Proxy Materials to stockholders as an alternative to mailing full sets of proxy materials except upon request. This year, we elected to use this notice and access model. Instead of receiving paper copies of our proxy statement and annual report to security holders, you should have received a Notice of Internet Availability of Proxy Materials, which we refer to as a Notice of Internet Availability. The Notice of Internet Availability includes the information on how to access our proxy materials on the Internet, how to vote and how to request a paper or email copy of such proxy materials at no extra charge this year or on an ongoing basis.

Mail Date

On or about June 16, 2014 we mailed the Notice of Internet Availability to our stockholders.

Proxy Cards and Voting

Each owner of record of our common stock on June 6, 2014 is entitled to one vote for each share of common stock so held.

If we receive a properly executed and dated proxy in time to be voted at the annual meeting, the shares represented by the proxy will be voted in accordance with the instructions contained in the proxy. An executed proxy without instructions marked on it will be voted:

•	FOR each of the four nominees identified in this proxy statement for election as Director;

•	FOR approval, on an advisory basis, of the compensation of our named executive officers; and

•	FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015.

An executed proxy without voting instructions marked on it may also be voted by the named proxies for such other business as may properly come before the annual meeting or at any adjournment or postponement of the annual meeting.

Please note, if your shares are held of record by a broker, bank or other nominee, and you wish to vote in person at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (1) your beneficial ownership of the shares as of the June 6, 2014 record date and (2) that the broker, bank or other nominee is not voting the shares at the annual meeting.

Stockholders may vote in person at the annual meeting. We will provide ballots to any stockholder who wishes to vote at the annual meeting.

Quorum

A quorum is required for our stockholders to conduct business at the annual meeting. Pursuant to our amended and restated by-laws, the holders of record of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting will constitute a quorum.

Vote Required

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, in person or by proxy, at the annual meeting.

Proposal Number	Proposal Description	Vote Required
One	Election of the four Director nominees identified in this proxy statement	Plurality of the shares present, in person or by proxy, and entitled to vote(1)
Two	Approval, on an advisory basis, of the compensation of our named executive officers	Majority of the shares present, in person or by proxy, and entitled to vote(2)
Three	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015	Majority of the shares present, in person or by proxy, and entitled to vote(3)

(1)

Our Corporate Governance Guidelines provide that any nominee for Director who receives a greater number of votes “withheld” from his or her election than “for” such election shall tender his or her resignation for consideration by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee shall recommend to the Board the action to be taken with respect to such resignation.

(2)

The result of proposal two is not binding upon our Board of Directors or the Compensation Committee. However, our Board of Directors and our Compensation Committee value the opinions of stockholders, and will consider the outcome of this vote when making future compensation decisions.

(3)

The selection of Deloitte & Touche LLP is being presented to our stockholders for ratification. The Audit Committee of our Board of Directors will consider the outcome of this vote in its future discussions regarding the selection of our independent registered public accounting firm.

Effect of Not Casting Your Vote and Broker Non-Votes

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors and the advisory vote on the compensation of our named executive officers. If you hold your shares in street name and do not indicate how you want your shares voted on these two proposals, your bank or broker is not permitted to, and will not, vote your shares on your behalf. This is known as a broker non-vote. Your bank or broker will, however, continue to have discretion to vote any non-instructed shares to ratify the selection of our independent registered public accounting firm.

Shares subject to broker non-votes are counted for the purpose of determining the presence of a quorum but are not counted for the purpose of determining the number of shares voting in the election of directors or the advisory vote on the compensation of our named executive officers. Thus, broker non-votes will have no effect on the outcome of these proposals.

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

Abstentions

Abstentions are counted for the purpose of determining the presence of a quorum and the number of shares voting on a proposal. Abstentions will have the same effect as a vote against a proposal requiring the approval of a majority of the shares present, in person or by proxy, and entitled to vote.

Revocability of Proxies

Your attendance at the annual meeting will not automatically revoke your proxy. However, you can revoke your proxy at any time before it is voted at the annual meeting by:

•	voting again via the Internet or by telephone (only your latest Internet or telephone vote submitted prior to the annual meeting will be counted);

•	delivering a written notice of revocation to our Corporate Secretary;

•	delivering a duly executed proxy bearing a later date to our Corporate Secretary; or

•	attending the annual meeting, filing a written notice of revocation with our Corporate Secretary, and voting in person.

Notices of revocation and revised proxies should be sent to our Corporate Secretary at the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020.

Solicitation of Proxies

This proxy solicitation is made by our Board of Directors on our behalf, and we will bear the cost of soliciting proxies. In addition to solicitation by mail, our Directors, officers and employees may solicit proxies personally or by telephone or other telecommunication. We will not compensate our Directors, officers or employees for making proxy solicitations on our behalf. We will provide persons holding shares in their name or in the names of nominees, which in either case are beneficially owned by others, soliciting materials for delivery to those beneficial owners and will reimburse the record owners for their expenses in doing so.

Principal Executive Offices

Our principal executive offices are located at 20 Florence Avenue, Batavia, New York 14020. Our telephone number is 585-343-2216.

Annual Report to Stockholders and Annual Report on Form 10-K

Our fiscal year 2014 annual report to stockholders is available at www.graham-mfg/proxy. Our annual report on Form 10-K for the fiscal year ended March 31, 2014, as filed with the Securities and Exchange Commission, is included in the fiscal year 2014 annual report. The fiscal year 2014 annual report includes our audited financial statements, along with other information about us, which we encourage you to read.

You can obtain, free of charge, a copy of our annual report on Form 10-K by:

•	accessing our website at www.graham-mfg.com/proxy;

•	writing to us at: Graham Corporation, Attention: Annual Report Request, 20 Florence Avenue, Batavia, New York 14020; or

•	telephoning us at 585-343-2216.

You can also obtain a copy of our annual report on Form 10-K and all other reports and information that we file with, or furnish to, the Securities and Exchange Commission from the Securities and Exchange Commission’s EDGAR database located at www.sec.gov.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members. Our amended and restated by-laws provide for a classified Board of Directors consisting of three classes of Directors, with each class serving a staggered three-year term. As a result, only a portion of our Board of Directors is elected each year. The terms of two of our seven Directors, James J. Barber, Ph.D. and Gerard T. Mazurkiewicz, will expire at the 2014 annual meeting. In addition, we recently amended and restated our by-laws to increase the maximum number of Directors from seven to nine. In connection with this increase and in view of our growth plans as well as succession planning for the Board of Directors, the Board of Directors has determined to fill two additional seats on the Board of Directors.

The Nominating and Corporate Governance Committee of our Board of Directors has nominated Jonathan W. Painter and Lisa M. Schnorr for election as Directors, and Dr. Barber and Mr. Mazurkiewicz for re-election as Directors. If elected, Dr. Barber and Mr. Mazurkiewicz will hold office for a three-year term expiring in 2017 or until his successor is duly elected and qualified. If elected, Mr. Painter will hold office for a two-year term expiring in 2016 or until his successor is duly elected and qualified. If elected, Ms. Schnorr will hold office for a one-year term expiring in 2015 or until her successor is duly elected and qualified. Our Board of Directors does not contemplate that any of the four nominees will be unable to serve as a Director, but if that contingency should occur before the proxies are voted, the designated proxies reserve the right to vote for such substitute nominee(s) as they, in their discretion, determine.

Our amended and restated by-laws require mandatory retirement at age 75 for Directors who become members of our Board of Directors for the first time after October 30, 2002. No retirements pursuant to this provision occurred during fiscal year 2014.

The Securities and Exchange Commission’s rules require us to discuss briefly the specific experience, qualifications, attributes or skills that led our Board of Directors to conclude that each Director or Director nominee should serve on our Board of Directors. We have provided this discussion in a separate paragraph immediately following the biographical information below.

Board Recommendation

Our Board of Directors unanimously recommends a vote FOR the election of each of Dr. Barber and Mr. Mazurkiewicz as Directors for a three-year term expiring in 2017, Mr. Painter as a Director for two-year term expiring in 2016 and Ms. Schnorr as a Director for a one-year term expiring in 2015.

Nominees Proposed for Election as Directors at the 2014 Annual Meeting

James J. Barber, Ph.D.

Age: 60

Director Since: 2011

Dr. Barber has been an independent consultant and the principal of Barber Advisors, LLC since September 2007. From January 2000 to May 2007, Dr. Barber was the President and Chief Executive Officer of Metabolix, Inc. (NASDAQ: MBLX), a bioscience company focused on plastics, chemicals and energy. He was responsible for transforming Metabolix from a research boutique into a leader in “clean tech” and industrial biotechnology.

Prior to joining Metabolix, Dr. Barber served as Global Business Director for the Organometallics and Catalysts business of Albemarle Corporation, a specialty chemicals company. Prior to his tenure at Albemarle, Dr. Barber was Director of Business Development at Ethyl Corporation, a fuel additives company. He also previously served as President of Geltech, Inc., a precision molded micro optics company, and as Chief Operating Officer of Hyperion Catalysis International, a carbon developer and producer.

From August 2008 through March 2009, Dr. Barber served as a Director of Codon Devices, a start up company focused on synthesizing DNA and other genetic material, which is no longer in business. From February 2008 through November 2010, Dr. Barber was a Director and on the Finance Committee of Bluewater Holdings

Corp., a provider of sewage and water-treatment services, which filed for Chapter 11 bankruptcy protection in October 2010. Between June 2008 and August 2009, he served as the acting Executive Director of Diagnostics For All, a not-for-profit company which develops low-cost, easy-to-use, point-of-care diagnostic devices designed for use in resource-poor settings.

Dr. Barber currently is a Director of Agrivida, a developer of proprietary crops and processes designed to transform the economics of producing renewable chemicals, fuels, and bioproducts from non-food cellulosic biomass, a Director and Chairman of Allylix Inc., a private renewable chemicals company that develops terpene products and their derivatives for the flavor and fragrance, food ingredient, pharmaceutical, agricultural and biofuel markets, a Director of Segetis, Inc. a private technology-enabled green chemistry company producing versatile chemical building blocks, and a Director of Nanocomp Technologies, Inc., a producer of carbon nanofiber products.

Dr. Barber was awarded the American Chemical Society’s Henry F. Whalen, Jr. award for Business Development in September 2003. He received his B.S. in Chemistry from Rensselaer Polytechnic Institute and a Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology. He currently serves on the Advancement Council of the College of Polymer Science and Polymer Engineering at the University of Akron.

Dr. Barber brings to our Board of Directors substantial executive level leadership experience and a deep understanding of product and business development in highly technical industries and alternative energy markets. Dr. Barber also has significant experience in structuring both joint venture and acquisition transactions and assists our Board of Directors in pursuing our business objectives.

Gerard T. Mazurkiewicz

Age: 67

Director Since: 2007

Mr. Mazurkiewicz has been a Tax Partner with Dopkins & Company, LLP, a regional accounting firm located in Buffalo, New York, since 2004. Prior to his tenure at Dopkins & Company, Mr. Mazurkiewicz spent more than 32 years with KPMG, LLP, and was the Partner in Charge of KPMG’s upstate New York/Albany tax practice prior to his retirement in 2002.

Mr. Mazurkiewicz also serves as a Director of Trebor, Inc., a distributor of tissue, pulp, paper and container board and as a Director of Robert James Sales, Inc., a distributor of corrosion resistant piping products. Mr. Mazurkiewicz previously served as a Director of Great Lakes Bancorp, Inc. until its merger with First Niagara Bank in 2008.

Mr. Mazurkiewicz received his B.S. in Business Administration from the State University of New York at Buffalo School of Management. He is a member of the American Institute of Certified Public Accountants and the Buffalo Chapter of the New York State Society of Certified Public Accountants. Mr. Mazurkiewicz also serves on numerous not-for-profit boards and foundations, including the Women’s and Children’s Hospital of Buffalo Foundation, the Kaleida Foundation, Hilbert College, the University of Buffalo Foundation, the Community Foundation for Greater Buffalo and the Erie Tobacco Asset Securitization Corporation.

Mr. Mazurkiewicz is well qualified to serve as a member of our Board of Directors. He is our Board’s “audit committee financial expert” under applicable Securities and Exchange Commission rules. Mr. Mazurkiewicz’s significant accounting and financial background, as well as his substantial leadership experience, position him well to understand and provide value related to finance, management, operations, and risk.

Jonathan W. Painter

Age: 55

First-time Director Nominee

Mr. Painter is the President and Chief Executive Officer and a Director of Kadant Inc. (NYSE: KAI), a leading global supplier of high value components and engineered systems used in process industries, including the pulp and paper industry. Mr. Painter was named Chief Executive Officer and a Director of Kadant in January 2010 after being named President in September 2009. Prior to becoming President, Mr. Painter served as an Executive Vice President from 1997 to September 2009, with supervisory responsibility for Kadant’s stock-preparation and fiber-based products businesses from March 2007 to September 2009. He also served as the President of Kadant’s composites building products business from 2001 until its sale in 2005. Mr. Painter joined Kadant’s predecessor, Thermo Fibertek Inc. in 1994.

Mr. Painter received his B.A. in political science from Kenyon College and his J.D. from Boston College Law School.

Mr. Painter would bring valuable experience to the Board of Directors and management as a current President and Chief Executive Officer of a public company that, similar to us, is in the business of designing, manufacturing and marketing specialized, engineered equipment. The Board of Directors believes that Mr. Painter’s diverse experience in operations, finance, mergers and acquisitions and corporate strategy would enable him to provide crucial insight to the Board and management and help us achieve our strategic goals.

Lisa M. Schnorr

Age: 48

First-time Director Nominee

Ms. Schnorr has been Senior Vice President, Total Rewards for Constellation Brands, Inc. (NYSE: STZ), a leading premium wine company and beer importer since January 2014. In this role, Ms. Schnorr has global responsibility for designing and implementing Constellation Brands’ compensation and benefits programs. Ms. Schnorr joined Constellation Brands in May 2004 as Director, Investor Relations, and has held a number of leadership positions since that time, including Chief Financial Officer of Constellation Wines Australia, a former division of Constellation Brands from January 2009 to December 2009, Vice President, JV Business Development from January 2010 to April 2011 and Vice President, Compensation & HRIS from May 2011 to January 2014.

Prior to joining Constellation Brands, Ms. Schnorr was Director, Investor Relations at Choice One Communications, Inc. and held various positions with Bausch & Lomb Incorporated, including in investor relations, corporate accounting and reporting and financial planning and analysis. Ms. Schnorr began her career at Price Waterhouse, a predecessor to PricewaterhouseCoopers LLP.

Ms. Schnorr received her B.S. in Accounting from the State University of New York at Oswego. Ms. Schnorr currently serves on the Board of Directors of the Oswego Alumni Association.

With her background in human resources and investor relations with large public companies, Ms. Schnorr would offer a global business and organizational perspective to our Board of Directors. The Board of Directors believes that Ms. Schnorr’s background and expertise would enable her to help guide us through a continued period of organic and acquisition-related growth. In addition, Ms. Schnorr would bring additional financial and accounting expertise to our Board of Directors.

Directors Whose Terms Do Not Expire at the 2014 Annual Meeting

Helen H. Berkeley

Age: 85

Director Since: 1998

Term Expires: 2015

Ms. Berkeley is a private investor.

As a long-term private investor in our company, Ms. Berkeley brings a unique perspective to our Board of Directors. During her tenure on our Board of Directors, Ms. Berkeley has acquired a deep understanding of our company and our markets. Ms. Berkeley has served on several not-for-profit boards including her service on the board of the Memorial Art Gallery of the University of Rochester and current service on the board of the Genesee Country Village & Museum.

Alan Fortier

Age: 57

Director Since: 2008

Term Expires: 2015

Mr. Fortier has served as President of Fortier & Associates, Inc., a strategy and profit improvement consulting firm located in Fort Lee, New Jersey focused on petrochemicals and capital goods companies, since 1988. Mr. Fortier received his B.S. in Chemical Engineering from Cooper Union and his MBA from Harvard Business School.

Mr. Fortier brings to our Board of Directors more than 30 years of global industrial experience as a strategy consultant, educator and manager. Our Board of Directors and management team benefits from his extensive background in our served markets and his extensive experience advising boards and senior executives of global capital goods businesses on business strategy, mergers and acquisitions, global growth, organizational development and management control.

James R. Lines

Age: 53

Director Since: 2006

Term Expires: 2015

Mr. Lines became our President and Chief Executive Officer in January 2008. Previously, Mr. Lines served as our President and Chief Operating Officer since June 2006. Mr. Lines has served us in various capacities since 1984, including Vice President and General Manager, Vice President of Engineering, and Vice President of Sales and Marketing. Prior to joining our management team, he served us as an application engineer and sales engineer as well as a product supervisor. Mr. Lines holds a B.S. in Aerospace Engineering from the State University of New York at Buffalo.

As our President and Chief Executive Officer, and as a result of his day-to-day leadership of the business, Mr. Lines provides our Board of Directors with valuable insight regarding the operations of our company and our management team and he performs a critical role in Board discussions regarding strategic planning and development. Our Board of Directors also benefits from his historical knowledge of our company and his broad and in-depth understanding of our markets and customers. Mr. Lines has served our company in various executive capacities for more than 20 years, and has more than 30 years of experience interacting with our customers, engineering contractors, competitors and similar companies serving the energy markets.

Jerald D. Bidlack

Age: 78

Director Since: 1985

Term Expires: 2016

Mr. Bidlack has served as President of Griffin Automation, Inc., a manufacturer of special automation machinery and systems located in West Seneca, New York, since 1992. Mr. Bidlack has served as Chairman of our Board of Directors since 1998.

Mr. Bidlack is an experienced business leader and licensed professional engineer with the skills necessary to be the Chairman of our Board. As one of our Directors for more than 29 years and as our Chairman of our Board since 1998, he has a deep understanding of our company and our markets. Mr. Bidlack also provides our Board of Directors with critical insight, innovation and guidance based on his substantial engineering and financial background, and his experience in leading, managing and growing complex multi-national businesses for over 40 years. Mr. Bidlack also serves as a Trustee Emeritus of Keuka College.

James J. Malvaso

Age: 64

Director Since: 2003

Term Expires: 2016

Mr. Malvaso was a senior advisor to Toyota Material Handling Group, a distributor of Toyota material handling equipment through May 2013. Until his retirement on March 31, 2012, he was the President and Chief Executive Officer of Toyota Material Handling North America and the Managing Officer of Toyota Industries Corporation, positions he held since April 2010. Previously, and since 1997, Mr. Malvaso served as the Chairman, President and Chief Executive Officer of The Raymond Corporation, a subsidiary of Toyota and the North American market leader in electric warehouse trucks, located in Greene, New York. Previously, from 1993 to 1996, Mr. Malvaso served as Chief Operating Officer and Vice President-Operations of The Raymond Corporation. Mr. Malvaso is a former President of the Industrial Truck Association and a current member of its Industrial Truck Standards Development Board. Mr. Malvaso has also served as a Trustee of LeMoyne College.

Mr. Malvaso has proven business acumen, having successfully served as the chief executive officer of large, complex businesses with global operations. His experience with a major industrial equipment company is particularly helpful to our Board of Directors in understanding the challenges of global manufacturing, distribution and sales as it relates to the business and strategy of our company.

CORPORATE GOVERNANCE

Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The function, composition, and number of meetings of each of these committees held during fiscal year 2014 are described below.

Director Independence

Our Board of Directors has affirmatively determined that Directors Barber, Berkeley, Bidlack, Fortier, Malvaso and Mazurkiewicz, and Director nominees Painter and Schnorr are each independent and have no material relationship with us as required by the independence standards of the New York Stock Exchange, which we refer to as the NYSE.

Board Leadership Structure

Mr. Bidlack, a non-executive independent Director, serves as Chairman of our Board of Directors. Our Board of Directors believes that its leadership structure, with a non-executive chairman position separate from our President and Chief Executive Officer, provides appropriate, independent oversight of management. As Chairman of our Board of Directors, Mr. Bidlack presides at all meetings of our Board of Directors and stockholders; presides during regularly held sessions with only the independent Directors; encourages and facilitates active participation of all Directors; develops the calendar of and agendas for Board meetings in consultation with our Chief Executive Officer and other members of our Board; determines, in consultation with our Chief Executive Officer, the information that should be provided to our Board in advance of meetings; and performs any other duties requested by our Board from time to time.

Committees and Meetings of the Board; Meeting Attendance

The duties and responsibilities of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are set forth in their respective charters. The current charter of each Board committee is available on our website at www.graham-mfg.com under the heading “Investor Relations” and the subheading “Corporate Governance.” The information contained on our website is not a part of this proxy statement.

The following table lists the four committees of our Board of Directors, the chairs of each committee, the Directors who currently serve on them and the number of committee meetings held in fiscal year 2014.

Committee Membership
Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Employee Benefits Committee
Dr. Barber	Yes	X			X
Ms. Berkeley	Yes		X		C
Mr. Bidlack	Yes	X	X	X	X
Mr. Fortier	Yes	X	X	C
Mr. Malvaso	Yes	X	C	X
Mr. Mazurkiewicz	Yes	C			X
Meetings in Fiscal Year 2014		5	3	3	1
C = Chairperson X = Member

During fiscal year 2014, our Board of Directors held a total of five meetings. Each Director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors, and (2) the total number of meetings of all committees of our Board of Directors on which he or she served.

Our policy requires that each Director attend our annual meeting of stockholders or provide the Chairman of our Board with advance notice of the reason for not attending. All of our Directors attended our 2013 annual meeting of stockholders.

The non-management directors meet without members of management present during regularly scheduled executive sessions and at such other times as they deem necessary or appropriate. The Chairman of our Board presides over the executive sessions.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Our Board of Directors has affirmatively determined that each member of the Audit Committee satisfies the independence standards of the NYSE applicable to audit committee members and applicable Securities and Exchange Commission rules. Our Board of Directors has also determined that Mr. Mazurkiewicz qualifies as an “audit committee financial expert” in accordance with applicable Securities and Exchange Commission rules based on his professional work experience as described in his biography under “Proposal One: Election of Directors.”

The Audit Committee reviews with Deloitte & Touche LLP, our independent registered public accounting firm, our financial statements and internal control over financial reporting, Deloitte & Touche LLP’s auditing procedures and fees, and the possible effects of professional services upon the independence of Deloitte & Touche LLP.

The Audit Committee works closely with our Board of Directors, our executive management team, and our independent registered public accounting firm to assist our Board in overseeing our accounting and financial reporting processes and financial statement audits. In furtherance of these responsibilities, the Audit Committee is charged with assisting our Board of Directors in its oversight of:

•	the integrity of our financial statements and internal controls;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent registered public accounting firm;

•	the performance of our independent registered public accounting firm; and

•	the planning for and performance of our internal audit function.

In addition, the Audit Committee’s responsibilities include reviewing and overseeing any transactions between us and any related person as defined by the Securities and Exchange Commission’s rules and discussing our guidelines and policies with respect to risk assessment and risk management. The Audit Committee is also responsible for preparing the Audit Committee’s report that the Securities and Exchange Commission’s rules require be included in our annual proxy statement, and performing such other tasks that are consistent with the Audit Committee’s charter. The Audit Committee’s report relating to fiscal year 2014 appears under the heading “Report of the Audit Committee.”

Compensation Committee

The Compensation Committee annually reviews and approves the goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer’s performance and either as a committee or with the other independent Directors of the Board, determines and approves the Chief Executive Officer’s compensation levels. The Compensation Committee also annually reviews and approves salaries, incentive cash awards and other forms of compensation paid to our other executive officers, approves recipients of equity-based awards and establishes the number of shares and other terms applicable to such awards. The Compensation Committee also construes the provisions of and generally administers the Amended and Restated 2000 Graham Corporation Incentive Plan to Increase Shareholder Value, which we refer to as the Incentive Plan. The Compensation Committee operates pursuant to its charter and may delegate its authority or responsibility to one or more subcommittees.

The Compensation Committee also reviews and makes recommendations regarding the compensation paid to our Board of Directors, including fees paid for meeting attendance and equity-based awards. More information about the compensation of our Directors is set forth under the heading Director Compensation under the heading, “Executive Compensation”. The Compensation Committee annually conducts a performance evaluation of its operation and function and recommends any proposed changes to our Board of Directors for approval.

In addition, the Compensation Committee is responsible for reviewing and discussing with management the Compensation Discussion and Analysis that the Securities and Exchange Commission’s rules require be included in our annual proxy statement, preparing the Compensation Committee’s report that the Securities and Exchange Commission’s rules require be included in our annual proxy statement, and performing such other tasks that are consistent with its charter. The Compensation Committee’s report relating to fiscal year 2014 appears under the heading “Compensation Committee Report.”

The Compensation Committee has for several years recognized the importance of using an independent consultant that provides services solely to the Committee and not to management or to our company. In fiscal year 2013, the Compensation Committee engaged the Hay Group, a nationally recognized compensation consulting firm, as its independent compensation consultant. While the Compensation Committee did not engage a compensation consultant in fiscal year 2014, the Compensation Committee did implement modifications to its incentive award programs in fiscal year 2014 based on the analysis and consultation with the Hay Group in fiscal year 2013. For more information on the role of the Compensation Committee in determining executive compensation, including its use of an independent consultant, see Compensation Discussion and Analysis under the heading “Executive Compensation.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee evaluates, interviews and nominates candidates for election to our Board of Directors and is responsible for oversight of our corporate governance practices.

When identifying Director nominees, the Nominating and Corporate Governance Committee solicits suggestions from incumbent Directors, management and stockholders. In identifying and evaluating nominees, the Nominating and Corporate Governance Committee seeks candidates possessing the highest standards of personal and professional ethics and integrity; practical wisdom, independent thinking, maturity and the ability to exercise sound business judgment; skills, experience and demonstrated abilities that help meet the current needs of our Board of Directors; and a firm commitment to the interests of our stockholders. Although the Nominating and Corporate Governance Committee does not maintain a specific written diversity policy, it recognizes the value of diversity and seeks diverse candidates when possible and appropriate and considers diversity in its review of candidates. The Nominating and Corporate Governance Committee believes that diversity includes not only gender and ethnicity, but the various perspectives that come from having differing geographic and cultural backgrounds, viewpoints and life experiences.

In addition, the Nominating and Corporate Governance Committee takes into consideration such other factors as it deems appropriate. These factors may include knowledge of our industry and markets, experience with businesses and other organizations of comparable size, the interplay of the nominee’s experience with the experience of other members of our Board of Directors, and the extent to which the candidate would be a desirable addition to our Board of Directors and any of its committees. The Nominating and Corporate Governance Committee may consider, among other factors, experience or expertise in our industry, global business, science and technology, competitive positioning, corporate governance, risk management, finance or economics, and public affairs.

Stockholders of record entitled to vote in the election of Directors at any annual meeting may recommend candidates for consideration by the Nominating and Corporate Governance Committee as potential nominees by submitting written recommendations to our Corporate Secretary at the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020. Stockholder recommendations must contain: (1) each candidate’s name, age, business and residence addresses; (2) the candidate’s principal occupation or employment and (3) a description of the candidate’s qualifications to be a Director. In addition, any stockholder submitting a recommendation must provide his or her own name and address as they appear on our books and records, as well as the class and number of our shares owned of record and the dates he or she acquired such shares. The Nominating and Corporate Governance Committee will evaluate Director candidates proposed by stockholders using the same criteria, and in the same manner, as described above for other nominees.

The Board of Director’s Role in Risk Oversight

Our Board of Directors is responsible for overseeing our risk profile and management’s processes for managing risk. This oversight is conducted primarily through our Board committees. Our Audit Committee focuses on financial risks, including those that could arise from our accounting and financial reporting processes. Additionally, our Audit Committee monitors and directs the formal risk management projects implemented by management. Our Nominating and Corporate Governance Committee focuses on the management of risks associated with Board organization, membership and structure, corporate governance, and the recruitment and retention of talented Board members. Our Compensation Committee focuses on the management of risks that could arise from our compensation policies and programs and, in particular, our executive compensation programs and policies.

As part of its risk oversight responsibilities, our Board of Directors and its committees review the policies and processes that senior management uses to manage our risk exposure. In doing so, our Board and its committees review our overall risk function and senior management’s establishment of appropriate systems and processes for managing areas of material risk to our company, including, but not limited to, operational, financial, legal, regulatory, strategic and information technology risks.

Communications from Stockholders and other Interested Parties

Stockholders and other interested parties who wish to contact the Board of Directors or an individual Director, including the independent Chairman of our Board or independent Directors as a group, should send their communications in care of the Corporate Secretary, Graham Corporation, 20 Florence Avenue, Batavia, New York 14020. The Corporate Secretary will forward all such communications as directed.

EXECUTIVE OFFICERS

As of March 31, 2014, we were served by the following executive officers, each of whom was appointed by our Board of Directors:

James R. Lines, age 53, became our President and Chief Executive Officer in January 2008. Further information about Mr. Lines is set forth under “Proposal One: Election of Directors.”

Jeffrey F. Glajch, age 51, became our Vice President - Finance & Administration and Chief Financial Officer in March 2009. Mr. Glajch also serves as our Corporate Secretary. From October 2006 until February 2009, he served as the Chief Financial Officer of Nukote International, a privately held global re-manufacturer of printing and imaging products. Previously, and between June 2000 and May 2006, Mr. Glajch was the Chief Financial Officer of Fisher Scientific Canada, a global healthcare and laboratory equipment company. Mr. Glajch has also previously worked at Walt Disney World Company, Great Lakes Chemical Corporation and Air Products and Chemicals, Inc.

Alan E. Smith, age 47, was appointed our Vice President of Operations in July 2007. Previously, from 2005 until July 2007, Mr. Smith served as Director of Operations for Lydall, Inc., a designer and manufacturer of specialty engineering products. Prior to that, he had been employed by us for fourteen years, progressing from Project Engineer to Engineering Manager.

Jennifer R. Condame, age 49, became our Chief Accounting Officer in July 2008. She also serves as our Controller, a position she has held since 1994. Previously, and from 1992 to 1994, she was our Manager of Accounting and Financial Reporting. Prior to joining us in 1992, Ms. Condame was employed as an Audit Manager by Price Waterhouse, a predecessor to PricewaterhouseCoopers LLP.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis, which we refer to as the CD&A, provides information about the compensation programs for our executive officers named in the Fiscal Year 2014 Summary Compensation Table and referred to in this CD&A and in the subsequent tables as our named executive officers. These named executive officers are:

•	James R. Lines, our President and Chief Executive Officer;

•	Jeffrey F. Glajch, our Vice President-Finance & Administration and Chief Financial Officer and Corporate Secretary;

•	Alan E. Smith, our Vice President of Operations; and

•	Jennifer R. Condame, our Controller and Chief Accounting Officer.

This CD&A includes the philosophy and objectives of the Compensation Committee of our Board of Directors, descriptions of each of the elements of our executive compensation programs and the basis for the compensation decisions we made during fiscal year 2014.

Executive Summary

Fiscal 2014 Results

The Compensation Committee’s philosophy focuses on aligning the interests of our named executive officers with those of our stockholders by rewarding performance that enhances the objective of increasing both current and long-term stockholder value. Our executive compensation programs are designed to provide a strong link between the amounts earned by our named executive officers and company and individual performance.

Our named executive officers continued to implement our strategic plan to diversify, expand and reduce the volatility of our earnings by increasing productivity, improving processes and growing our market share in our existing business and delivered the following successes during fiscal year 2014:

•	We had record new orders of $128.2 million;

•	We ended the fiscal year with a record backlog of $112.1 million, of which $40 million derives from markets that we were not serving five years ago;

•	We achieved strong sales of $102.2 million that generated $10.1 million of net income ($1.00 diluted earnings per share) and increased our cash and investments by $9.5 million;

•	We successfully expanded our engineering execution capacity and reduced engineering lead time to meet a growing workload;

•	We made meaningful progress on our plant expansion project;

•	We ended the fiscal year with an exceptionally strong balance sheet that was free of bank debt, providing us substantial financial flexibility, with cash and investment holdings of $61.1 million; and

•	Total shareholder return across fiscal year 2014 was 29.4% and was 79% across the past four years.

The Compensation Committee believes that in fiscal year 2014 our named executive officers performed well in furtherance of our strategic plan. In fiscal year 2014, our named executive officers realized the following compensation based on our fiscal year 2014 financial performance and their individual performance:

•

As described more fully under the heading “Annual Cash Incentive Compensation” in this CD&A, for fiscal year 2014, the Compensation Committee set aggressive targets for two key financial metrics: net income and bookings. Our performance exceeded the threshold level for the net income metric and exceeded the target level for the bookings metric. These levels of company performance, as well as achievement against individual goals, resulted in the payment of annual cash incentive compensation near target levels for our named executive officers. The annual cash incentive compensation earned by each of the named executive officers during fiscal year 2014 is shown in the “Non-Equity Incentive Plan Compensation” column of the Fiscal Year 2014 Summary Compensation Table.

•

The performance-vested restricted stock granted to our named executive officers in fiscal year 2012 vested at 79% of target, based on the company missing the threshold level for the net income metric and exceeding the above target level for the EBIT Margin metric. These shares previously were shown at the target level in the “All Other Stock Awards” column of the 2012 Grants of Plan-Based Awards table in our proxy statement for the 2012 annual meeting.

	Number of Shares of Performance-Vested Restricted Stock
Named Executive Officer	Target Grant 2012	Realized in 2014
James R. Lines	2,612	2,063
Jeffrey F. Glajch	1,712	1,352
Alan E. Smith	1,453	1,148
Jennifer R. Condame	750	593

Key Compensation Decisions in Fiscal Year 2014

The Compensation Committee took the following actions with respect to named executive officer compensation for fiscal year 2014:

•

Salaries. Effective April 1, 2013, the Compensation Committee approved merit-based salary increases to the base salaries of our named executive officers. The base salaries of these named executive officers were increased by 3.0%, reflecting the same percentage salary increase implemented company-wide.

•

Incentive Compensation. During fiscal year 2013, in consultation with our compensation consultant, the Compensation Committee undertook a comprehensive review of our incentive compensation programs to better align them with our current and intended future business objectives. Based in part on this review, and as further discussed in this CD&A under the headings, “Annual Cash Incentive Compensation” and “Long-Term Equity Incentive Compensation,” in fiscal year 2014, the Compensation Committee approved amendments to our Annual Executive Cash Bonus Program, which we refer to as the Cash Bonus Program and our Annual Stock-Based Long-Term Incentive Plan for Senior Executives, which we refer to as our Stock Bonus Plan. The Compensation Committee also approved conforming and other changes to the form of restricted stock award agreements for awards made pursuant to these plans. Notably, the changes to the restricted stock award agreements included:

•	the removal of provisions that allowed accelerated vesting upon retirement; and

•	the addition of a provision to recover dividends paid on any forfeited restricted shares.

•

Employment Agreements. In recognition of the need to maintain stability and continuity in our operations, as well as to be consistent with our practices with respect to our other named executive officers, effective July 25, 2013, we entered into an employment agreement with our Controller and Chief Accounting Officer, Jennifer R. Condame.

Our “Pay for Performance” Philosophy

Our executive compensation programs contain key components and features that reinforce our “pay for performance” philosophy. For example:

•

A significant portion of our named executive officer’s compensation is “at-risk,” and depends on either meeting performance-based criteria or continuing in service to the company. Both our short-term and long-term incentive compensation programs utilize goals that are tied to our performance in key financial metrics. We pay 50% of our long-term incentive compensation in shares of performance-vested restricted stock. The shares of performance-vested restricted stock cliff vest on the third anniversary of the date of grant only upon the achievement of predetermined performance metrics. Our named executive officers receive the other 50% of long-term incentive compensation in restricted stock that time vests in equal installments of 33 1/3 % on each anniversary of the date of grant, subject to the executive officer’s continued service at each such date.

•

We require all of our named executive officers to hold substantial amounts of our stock. We believe that our robust stock ownership guidelines drive an ownership culture, and enhance the connection between our management and our stockholders.

•	We do not reimburse or “gross-up” our named executive officers for any of the taxes associated with any of the compensation and benefits we provide to them.

•

We maintain “double-triggered” provisions in our agreements with our named executive officers under which payment is triggered only by certain terminations of employment subsequent to a change in control of our company.

•	The Compensation Committee incorporates tally sheets as an analytical tool as part of its annual executive compensation review to help ensure that compensation is consistent with performance goals.

•	We provide limited perquisites and personal benefits beyond those provided to all other employees.

•	We have a policy prohibiting executive officers and directors from engaging in any hedging or monetization transactions involving our securities.

•

Our insider trading policy requires executive officers and directors to obtain the prior approval of our legal counsel prior to pledging our stock. As of the record date, none of our executive officers or directors had outstanding pledges of our stock.

Principles and Objectives

In establishing executive compensation, the guiding principles and objectives of the Compensation Committee are as follows:

•	to provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability, and other relevant criteria for our management requirements;

•	to balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel;

•	to determine the extent and method of aligning the financial interest of our executive officers with the performance of our company with the near- and long-term benefit to our stockholders; and

•

to avoid compensation incentives that create undue financial or business risk for our company while at the same time using such incentives to reward the achievement of stretch goals by our management team.

The Compensation Committee considers measures of company and industry performance when determining named executive officer compensation, including revenue, net income, earnings per share, total market value, average working capital, performance relative to the market and total stockholder return. As described further below under the heading “Use of Peer Group Compensation Data and Tally Sheets,” the Compensation Committee also reviews data on the executive compensation programs of other comparably-sized companies both within our industry and in our geographic region as part of the process of establishing and maintaining our executive compensation programs.

We designed our executive compensation programs to reward our named executive officers for company and individual performance that creates both current and long-term stockholder value. We describe the company and individual performance measures that the Compensation Committee takes into account in determining cash and equity-based incentive awards for our named executive officers below under the headings “Annual Cash Incentive Compensation” and “Long-Term Equity Incentive Compensation,” respectively.

How We Make Compensation Decisions

Role of the Compensation Committee

The Compensation Committee designs and implements compensation programs that further the intent and purpose of our fundamental compensation philosophy, principles and objectives. The Compensation Committee is responsible for setting appropriate compensation levels for our named executive officers, and determines base salary, as well as cash and equity-based incentive awards for each of our named executive officers. We have included additional information about the Compensation Committee under the heading “Corporate Governance.”

Role of Named Executive Officers in Compensation Decisions

Within the framework of the executive compensation programs approved by the Compensation Committee and based on management’s review of market competitive positions, our Chief Executive Officer annually reviews the performance of our other named executive officers and presents such performance information to the Compensation Committee. In addition, our Chief Executive Officer makes recommendations to the Compensation Committee with respect to the salary, cash incentive and equity-based incentive compensation paid to our other named executive officers. The Compensation Committee considers such performance information in determining each element of compensation for the other named executive officers. The Compensation Committee uses its discretion to determine whether to accept, reject or modify any adjustments to awards that may be recommended by our Chief Executive Officer. The Compensation Committee annually reviews the performance of our Chief Executive Officer. Our Chief Executive Officer does not play any role with respect to any matter affecting his own compensation.

On an annual basis, our Chief Executive Officer also approves and recommends to the Compensation Committee the individual objectives for our other named executive officers under the Stock Bonus Plan and Cash Bonus Program. The Chairman of our Compensation Committee, in consultation with the Chairman of our Board of Directors, approves individual objectives for our Chief Executive Officer.

Utilization of Outside Consultants by the Compensation Committee

The Compensation Committee believes that it benefits from external advice and assistance to help meet its objectives and fulfill its responsibilities. Outside consultants engaged by the Compensation Committee educate and inform Committee members with regard to compensation matters, including the advantages and disadvantages of existing and proposed compensation programs, and keep the Compensation Committee abreast of current and emerging compensation trends both within our industry and for companies of similar size and stature. These consultants also advise the Compensation Committee with respect to various compensation alternatives, provide the Committee with relevant market compensation data and assist the Committee in analyzing such data when making compensation decisions.

Although the Compensation Committee does not routinely engage a compensation consultant to provide formal analysis in accordance with a pre-determined schedule, in practice, the Committee has undertaken a comprehensive analysis of its compensation programs every several years. In fiscal year 2009, our Compensation Committee engaged the Hay Group, a nationally recognized compensation consulting firm, to provide consultation and advice to the Committee regarding our executive officer and director compensation programs. In fiscal year 2013, the Compensation Committee again engaged the Hay Group to examine and update the peer group of companies that we use as a point of reference for validating our compensation decisions. The Hay Group also advised the Compensation Committee in the redesign of our incentive programs to better support our current and intended business objectives. As part of its process, the Hay Group interviewed select key stakeholders, collected data, performed analysis, and then prepared reports and presentations on its recommendations. The Hay Group also attended various Compensation Committee meetings to facilitate discussions of these issues. The Compensation Committee also requests outside legal counsel to provide it with advice from time to time.

Use of Peer Group Compensation Data and Tally Sheets

Peer Group Compensation Data. When making compensation decisions, the Compensation Committee considers executive compensation programs and individual elements of compensation paid to other named executive officers at a group of comparably-sized companies both within our industry and in our geographic region or which we otherwise consider to be our peers.

The Compensation Committee believes that a review of compensation at our peer group companies should be one point of reference for validating our compensation decisions; however, in any given year, actual individual compensation elements or total compensation for a named executive officer may be set above or below that of our peer group companies based on factors such as individual experience or tenure with us, specialized skills, achievement of performance goals, retention and the Compensation Committee’s desire to achieve a specified mix of compensation. The Compensation Committee uses this peer group compensation data to provide an informational perspective on our compensation practices, levels of base salary and the design of annual cash and long-term equity incentive compensation programs. The Compensation Committee also examines national and regional trends when making executive compensation decisions.

In fiscal year 2013, the Compensation Committee engaged the Hay Group to examine and recommend updates to our peer group. The Hay Group examined the revenue, net income, profit margin, total assets, and market capitalization of prospective peer group companies and recommended the elimination of thirteen companies and the addition of seven companies to our peer group list. The Compensation Committee considered and then adopted these recommendations, and our peer group now consists of:

Allied Motion Technologies Inc.	Dynamic Materials Corp.	Omega Flex, Inc.
Astronics Corp.	Fuel Tech, Inc.	PMFG, Inc.
Badger Meter Inc.	Hurco Companies Inc.	Sifco Industries Inc.
Breeze-Eastern Corp.	Met Pro Corp.*	Sun Hydraulics Corp.
CPI Aerostructures Inc.

*As of August 2013, Met Pro Corp. was acquired and was eliminated from our peer group.

Tally Sheets. The Compensation Committee analyzes tally sheets prepared for each named executive officer as part of its responsibilities for our executive compensation programs. Tally sheets present the dollar amount of each component of compensation for each named executive officer. The purpose of tally sheets is to bring together, in summary form, all of the elements of total direct compensation for our named executive officers, so that the Compensation Committee may analyze both the individual elements of compensation (including the weighting of each element as compared to each other element) and the aggregate amount of total direct compensation. During fiscal year 2014, the Compensation Committee regularly used tally sheets to assist in its review of the compensation of our named executive officers. No compensation changes were made in fiscal year 2014 based on those reviews.

Executive Compensation Components

As discussed in greater detail below, our compensation philosophy focuses on aligning the total direct compensation of our named executive officers with the interests of our stockholders by rewarding performance that enhances the objective of increasing both current and long-term stockholder value. We use the term “total direct compensation” to refer to the sum of base salary, annual incentive compensation and long-term incentive compensation.

Total Direct Compensation	=	Base Salary	+	Annual Incentive Compensation	+	Long-Term Incentive Compensation

The components of total direct compensation granted during fiscal year 2014 are:

Compensation Element	Form of Compensation	Purpose	Performance Criteria
Base Salary	Cash	Provide compensation that is not “at-risk” to compensate our named executive officers for services rendered during the fiscal year	Not performance based
Annual Incentive Compensation	Cash	Motivate our named executive officers to attain vital short-term company and individual objectives	Net income, bookings and personal goals
Long-term Incentive Compensation	Performance-Vested Restricted Stock	Incent our named executive officers to focus on company growth, align their compensation with our business strategy and create value for our stockholders	Equal weighting of our EBITDA margin achieved for fiscal year 2016 as compared to the Baird Industrial Company Composite for calendar year 2015 and our net revenue achieved for fiscal year 2016

	Time-Vested Restricted Stock	Encourage retention of our named executive officers over a three-year period	Not performance based

Beginning with fiscal year 2014, as explained further below in “Annual Cash Incentive Compensation” and “Long-Term Equity Incentive Compensation,” we modified our annual and long-term incentive compensation elements to better align them with our strategic plan. The Compensation Committee implemented these modifications to address the challenges in setting forward-looking goals due to the cyclic nature of our business. We strive to strike a balance between establishing incentives that motivate our named executive officers to achieve meaningful results, while ensuring that we sufficiently recognize our named executive officers for achieving results that are within their control. The Compensation Committee believes that the diversity of the selected forms of compensation and the applicable performance metrics helps to manage the pay for performance challenges presented by the cyclicality of our business while creating the proper focus among our named executive officers to facilitate our growth.

We establish each element comprising target total direct compensation for the named executive officers annually. We do not have a specific policy for the allocation of compensation between short-term and long-term compensation or cash and equity compensation, as the allocation of these items is primarily driven by market compensation information and company performance and goals.

We generally do not consider gains realized from prior compensation, such as stock option exercises and restricted stock vesting, in setting other elements of compensation. We believe that reducing or limiting restricted stock awards because of prior gains realized by a named executive officer would unfairly penalize the officer for outstanding past performance and reduce the motivation for continued outstanding achievement. Similarly, our severance and change-in-control arrangements, which we discuss in detail under the heading “Potential Payments upon Termination or Change in Control,” do not affect our decisions regarding other elements of compensation. Those arrangements serve specific purposes that are unrelated to the determination of a named executive officer’s compensation for a specific year.

In support of our “pay for performance” philosophy, our executive compensation is heavily weighted toward incentive (variable) compensation, and the proportion of variable, or “at risk,” compensation increases as the level of responsibility increases. As shown below, 50% of our Chief Executive Officer’s compensation is provided through annual and long-term incentive compensation, and, on average, 39% of our other named executive officers’ compensation is provided through annual and long-term incentive compensation.

Chief Executive Officer Target Total Direct Compensation Fiscal Year 2014	All Other Named Executives Target Total Direct Compensation Fiscal Year 2014

We also provide compensation and benefits to our named executive officers through the following programs:

Compensation Element	Form of Compensation	Purpose
Health and welfare plans	Eligibility to receive health and other welfare benefits paid for by the company, including life insurance, short- and long-term disability insurance and a comprehensive medical and dental plan.	Provide a competitive employee benefits program
Retirement benefits	Named executive officers hired prior to January 1, 2003 (Mr. Lines, Mr. Smith and Ms. Condame) participate in a qualified defined benefit pension plan, a qualified defined contribution plan and a non-qualified supplemental retirement plan. Named executive officers hired on or after January 1, 2003 (Mr. Glajch) participate only in the qualified defined contribution plan, and receive an additional company contribution under such plan in lieu of their participation in the defined benefit pension plan.	Provide an incentive for long-term retention of our named executive officers
Limited perquisites and other personal benefits	A $5,000 allowance for our Chief Executive Officer ($2,500 for our other named executive officers) to purchase term life insurance and an additional amount necessary to purchase a personal umbrella insurance policy as well as executive travel accident insurance.	Provide a competitive compensation package, facilitate strong, focused performance and better enable us to attract and retain superior employees for key positions

Stockholder Advisory Vote on Executive Compensation

At our 2013 annual meeting of stockholders, our stockholders overwhelmingly approved by 96% of the votes represented in person or by proxy, on an advisory basis, the compensation of our named executive officers as disclosed in our 2013 proxy statement, referred to as a “say-on-pay” vote. At our 2011 annual meeting of stockholders, our stockholders expressed a preference that the “say-on-pay” vote take place on the annual basis recommended by our Board of Directors. This preference was subsequently adopted by our Board of Directors, and so we are providing our stockholders with a “say-on-pay” vote this year.

The Compensation Committee evaluated the positive results of the 2013 “say-on-pay” vote as well as the other factors discussed in this CD&A. While each of these factors informed the Compensation Committee’s decisions regarding our executive compensation programs, the Compensation Committee did not implement changes to our executive compensation programs as a result of the 2013 “say-on-pay” vote.

Annual Base Salaries

The Compensation Committee reviews base salaries for each of our named executive officers at least annually. For fiscal year 2014, the Compensation Committee set the base salaries based on the following factors:

•	company performance;

•	individual performance;

•	job responsibilities; and

•	internal pay equity.

The Compensation Committee approved 3% increases to the base salaries of each of our named executive officers, effective April 1, 2013. At the end of fiscal year 2014, the Compensation Committee again approved 3% increases to the base salaries of our named executive officers. These increases were consistent with merit-based increases implemented on a company-wide basis.

Named Executive Officer	Fiscal year 2013 Base Salary	Fiscal year 2014 Base Salary	Fiscal year 2015 Base Salary
James R. Lines	$340,000	$350,200	$360,706
Jeffrey F. Glajch	$240,000	$247,200	$254,616
Alan E. Smith	$205,000	$211,150	$217,485
Jennifer R. Condame	$150,000	$154,500	$159,135

The base salaries we paid to our named executive officers during fiscal years 2013 and 2014 are shown in the “Salary” column of the Fiscal Year 2014 Summary Compensation Table. The amounts shown in the above table for fiscal year 2013, show the base salaries in effect at fiscal year end, which differs from the amounts shown in the Fiscal Year 2014 Summary Compensation Table due to a salary increase that was in effect during part of fiscal year 2013.

Annual Cash Incentive Compensation

Our Annual Executive Cash Bonus Program, which we refer to as the Cash Bonus Program, is designed to compensate our named executive officers for above-average performance through an annual cash incentive award related both to company and individual performance. We instituted the Cash Bonus Program to effectively align short-term individual performance with company performance.

During fiscal year 2014, the Compensation Committee amended and restated the Cash Bonus Program in order to create a tighter link between the named executive officers’ goals and our performance and business objectives. The Compensation Committee changed one of the key financial metrics used in evaluating company performance under our Cash Bonus Program from average net working capital to bookings in recognition of the fact that our business objectives no longer require a particular focus on working capital. In addition, the Compensation Committee changed the weightings applicable to the three metrics as follows to better align our named executive officers goals with our near-term objectives. To this end, the Compensation Committee increased the weighting of Mr. Lines’ personal goals from 10% to 20%, and reduced the weighting with respect to net income from 70% to 60% in recognition of the need to achieve key business results that may not show up in the near-term financials, but that remain important for the longer-term achievement of our business objectives. The Compensation Committee also made slight modifications to the weighting formula for our other named executive officers. A summary of the performance goals for our named executive officers and their respective weightings for fiscal year 2014 is as follows:

2014 Performance Goals under the Cash Bonus Program

The net income performance metric is defined as net sales minus expenses and taxes at fiscal year-end. Bookings is defined as new orders received by the company and entered into backlog during fiscal year 2014. The Compensation Committee selected net income and bookings as the quantitative measures of short-term performance because it believes that these metrics capture our profitability and growth during the applicable time period.

The Compensation Committee typically establishes the goals for the Cash Bonus Program during our annual budgeting process just prior to the start of the fiscal year. The Compensation Committee then approves such goals during our first quarter, subject to the ratification of our Board of Directors. The Chairman of our Compensation Committee, in consultation with the Chairman of our Board, approves personal goals for our Chief Executive Officer. Our Chief Executive Officer develops the personal goals for our other named executive officers in alignment with our corporate strategy and recommends these goals to our Compensation Committee Chair for approval.

For fiscal year 2014, the Compensation Committee set target bonus levels at 100% attainment of both company and individual objectives as follows: Mr. Lines - 60% of base salary; Mr. Glajch - 35% of base salary; Mr. Smith - 35% of base salary; and Ms. Condame - 25% of base salary. As part of the amendments to the Cash Bonus Program implemented in fiscal year 2014, the Compensation Committee added an “above target” level and increased the maximum payout levels to better incentivize and reward above target performance. Each named executive officer may receive anywhere from 0% to 200% of his or her target bonus level depending on the attainment of objectives, as follows:

•	If the threshold level of performance is not achieved, no bonus is payable to the named executive officer.

•	If the threshold level of performance is achieved, 50% of the target bonus is payable to the named executive officer.

•	100% of the target bonus is payable if the target level of performance is achieved.

•	150% of the target bonus is payable if the above target level of performance is achieved.

•	200% of the target bonus is payable if the maximum level of performance is achieved.

•	We may use linear interpolation to determine the percentage of the target bonus payable based on performance in between threshold and target, target and above target or target and maximum.

For fiscal year 2014, threshold, target, above target, maximum and actual quantitative performance metrics used under the Cash Bonus Program were as follows (millions of dollars):

Performance Measure	Threshold	Target	Above Target	Maximum	Actual
Net Income	9.5	11.2	13.0	13.9	10.1
Bookings	95-105	120	135	143	128.2

For fiscal year 2014, the Compensation Committee established personal goals for our named executive officers, which included the following:

•

Mr. Lines—pursue joint ventures and acquisitions and/or capital deployment to further organic growth in furtherance of our strategic plan; and ensure the sustainability of our strategic plan through an assessment of the capabilities and vulnerabilities of the company and the creation of a succession planning process.

•

Mr. Glajch—continue the implementation of our acquisition strategy; upgrade security and capacity for facilities; and implement projects involving succession planning for non-executive teams, employee development and document control.

•

Mr. Smith—improve quality control with respect to order processing; upgrade facilities to accommodate production; and make improvements to reduce lead times to increase sales of low specification ejectors/ejector systems.

•

Ms. Condame—develop an enhanced acquisition valuation process; increase the robustness of the forecasting process and reporting; and perform an assessment of a new revenue recognition accounting standard.

At its May 29, 2014 meeting, the Compensation Committee reviewed each named executive officer’s achievement of company and individual objectives during fiscal year 2014 and approved the award of cash incentive compensation under the Cash Bonus Program. Based on our performance during fiscal year 2014, the Compensation Committee determined that our named executive officers exceeded the threshold level of performance under the net income component of their respective awards under the Cash Bonus Program, and exceeded the target level of performance under the bookings component of the Cash Bonus Program. The Compensation Committee further determined that our named executive officers achieved the following percentages of their respective personal goals: Mr. Lines - 125%; Mr. Glajch - 100%; Mr. Smith - 175%; and Ms. Condame - 110%. The personal goals component of each named executive officer’s respective award under the Cash Bonus Program was not directly tied to the financial performance objectives. Based on these achievements, the cash incentive compensation earned under the Cash Bonus Program for our named executive officers for fiscal year 2014 was as follows:

Named Executive Officer	Bonus Award	Percent of Target Bonus	Percent of Maximum Available Bonus
James R. Lines	$191,629	91%	46%
Jeffrey F. Glajch	$78,517	91%	45%
Alan E. Smith	$80,923	109%	55%
Jennifer R. Condame	$36,018	93%	47%

The Compensation Committee sets what it believes are challenging goals for maximum bonus awards and expects that maximum bonus awards will be made only in extraordinary circumstances.

The amount of these cash awards earned by each named executive officer in fiscal year 2014 is shown in the “Non-Equity Incentive Plan Compensation” column of the Fiscal Year 2014 Summary Compensation Table.

Under the Cash Bonus Program, special awards may be made to a named executive officer who has made an extraordinary contribution to us during the fiscal year. Such awards are generally recommended in writing by our Chief Executive Officer to the Chairman of the Compensation Committee and approved by the Compensation Committee before grant. The Compensation Committee also has the discretion to include or exclude extraordinary events that either positively or negatively affect financial performance in the financial calculations regarding the achievement of company objectives. No such awards were made in fiscal year 2014 and no extraordinary events were considered by the Compensation Committee during the year.

Long-Term Equity Incentive Compensation

Our Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives, which we refer to as the Stock Bonus Plan, is designed to motivate our named executive officers to increase stockholder value by providing them with long-term stock-based awards for above-average company performance. Our long-term incentive opportunities are intended to be competitive with the long-term incentive opportunities offered by the companies constituting our peer group. We issue shares of restricted stock pursuant to our Amended and Restated 2000 Graham Corporation Incentive Plan to Increase Shareholder Value, which we refer to as the Incentive Plan, a comprehensive executive compensation plan that provides for the grant of stock options, restricted stock, and other stock-related awards, as well as other awards that may be settled in cash or other property. All of our named executive officers are eligible to participate in the Incentive Plan.

During fiscal year 2014, the Compensation Committee amended and restated the Stock Bonus Plan in order to simplify the plan and create a tighter link between the named executive officers’ goals and the company’s performance and business objectives. Previously, the Compensation Committee’s annual grants consisted of performance-vested restricted stock with either time-vested restricted stock in even fiscal years or stock options in odd fiscal years. Following consultation with our compensation consultant in 2013, the Compensation Committee streamlined the Stock Bonus Plan by changing the vesting schedule of the time-vested stock awards and eliminating the use of stock options. The Compensation Committee determined that the use of stock options as a form of incentive compensation exposed the named executive officers to undue downside equity performance risk in light of the company’s current approach to risk and the traditional cyclicality of the company’s business. In fiscal year 2014, one half of a restricted stock award consisted of time-vested restricted stock, and the other half consisted of performance-vested restricted stock.

Time-Vested Restricted Stock. We grant time-vested restricted stock because we believe that time-vested restricted stock helps us retain our named executive officers by offering our named executive officers the opportunity to receive shares of our common stock if they continue to be employed by us on the date the time-vested restricted stock vests. The Compensation Committee determines the number of shares of time-vested restricted stock to award to our named executive officers under the Stock Bonus Plan based on a percentage of each named executive officer’s annual base salary. Unless the Compensation Committee determines otherwise, shares granted vest in installments of one-third on each anniversary of grant.

Performance-Vested Restricted Stock. We grant performance-vested restricted stock because we believe that performance-vested restricted stock helps us reward our named executive officers by conditioning the grant of restricted stock upon the satisfaction of predetermined company objectives. Unless the Compensation Committee determines otherwise, the shares of performance-vested restricted stock cliff vest on the third anniversary of the date of grant, subject to satisfaction of the performance metrics for the applicable three-year period. The Compensation Committee typically sets the metrics applicable to the performance-vested restricted stock just prior to the start of the fiscal year, and finalizes and approves such metrics and the other terms of the restricted stock grants during our first quarter.

For fiscal year 2014 grants, the performance metrics applicable to the performance-vested restricted stock consist of a relative metric (our EBITDA margin for fiscal year 2016 as compared to the Baird Industrial Company Composite for calendar year 2015) and an absolute metric (net revenue for fiscal year 2016). Once achievement of the performance criteria is determined for fiscal year 2016, the actual number of shares to which each named executive officer is entitled will be adjusted accordingly, with any unearned shares being forfeited back to the company.

The Compensation Committee seeks to establish performance goals that are challenging but attainable based on our business and financial plan for the year. When establishing performance goals, the Compensation Committee reviews and discusses our business and financial plans for that year and the opportunity to generate stockholder value. The Compensation Committee establishes a range of performance goals for the year as well as individual payment thresholds, targets and maximums for each goal.

Forfeitures. If the named executive officers terminate their employment for reasons other than death or disability prior to the vesting of restricted shares, they will forfeit those shares. Dividends paid on unvested shares of restricted stock are subject to forfeiture if the underlying shares are forfeited.

Additional information regarding the restricted stock awards granted to each named executive officer in fiscal year 2014 is set forth in the Fiscal Year 2014 Summary Compensation Table, the Fiscal Year 2014 Grants of Plan-Based Awards Table and in the narrative that follows the tables.

Perquisites and Other Personal Benefits

We provide limited perquisites and benefits to attract, retain and reward named executive officers by providing an overall benefit package similar to those received by similarly-situated executive officers at comparably-sized companies in our industry and geographic region.

During fiscal year 2014, we paid premiums for life insurance policies for the benefit of each of our named executive officers. In addition, all of our named executive officers presently participate in our short-term disability program that is available to our managers and executive officers. We also make available to our named executive officers health insurance and long-term disability programs that are generally available to our salaried employees.

Our named executive officers also receive an executive travel accident policy and up to $2,500 for the purpose of purchasing term life insurance with a named beneficiary of each officer’s choosing as well as an additional amount necessary for our named executive officers to purchase a personal umbrella insurance policy. Our Chief Executive Officer is entitled to up to $5,000 for the purpose of purchasing term life insurance.

Retirement Benefits

We provide retirement benefits to our named executive officers that are designed to attract, retain and reward named executive officers by providing an overall benefit package similar to those received by similarly-situated executive officers at comparably-sized companies in our industry and geographic region.

Mr. Lines, Mr. Smith and Ms. Condame are all eligible to participate in our Retirement Income Plan, which is a defined benefit pension plan for the benefit of our domestic employees hired prior to January 1, 2003. Benefits are based on the employee’s years of service and average annual base salary for the five highest consecutive calendar years of compensation in the ten-year period preceding retirement, reduced to take into account a participant’s Social Security benefits paid for by the company.

All of our named executive officers participate in our Incentive Savings Plan, which is a defined contribution plan that provides for both employer and employee contributions. The Incentive Saving Plan uses a “safe harbor” design that provides for a matching contribution of 100% of a participant’s deferrals up to 3% of compensation plus 50% of deferrals in excess of 3% but not in excess of 5% of compensation (for a maximum 4% matching contribution). Additionally, eligible employees hired after January 1, 2003 with at least one hour of service during the relevant plan year who are employed by us at the end of such year receive a contribution in an amount equal to 3.25% of eligible compensation received during such year, which contribution is paid on the first $255,000 ($260,000 for tax year 2014) of compensation, as adjusted for cost-of-living increases, in accordance with Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. The amounts allocated to participants under the Incentive Savings Plan fully vest after four years of employment.

We also make available to our named executive officers who participate in our Retirement Income Plan our Supplemental Executive Retirement Plan, which we refer to as the Supplemental Plan. The Supplemental Plan is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of employer-provided retirement benefits that the Retirement Income Plan would provide, but for the limitation on compensation that may be recognized under tax-qualified plans imposed by Section 401(a)(17) of the Code and the limitations on benefits imposed by Section 415 of the Code.

We have provided more information about our defined benefit retirement plans and the benefits payable to our named executive officers under such plans under the heading “Pension Benefits at March 31, 2014.”

Employment Agreements and Potential Payments upon Termination or Change in Control

We have employment agreements with each of our named executive officers. The decisions to enter into employment agreements and the terms of those agreements were based on our need to motivate and retain talent for our long-term growth. The material terms of the employment agreements with our named executive officers are described under the heading “Employment Agreements” in the Narrative to the Fiscal Year 2014 Summary Compensation Table and Fiscal Year 2014 Grants of Plan-Based Awards Table.

We have agreed to provide payments to each of our named executive officers in the event of a termination of employment as a result of normal and early retirement, involuntary termination, death and disability. Mr. Lines and Mr. Glajch are also eligible to receive additional payments in the event of termination following a change in control. These arrangements are designed to promote stability and continuity of our named executive officers. Information on these arrangements for the named executive officers is provided below under the heading “Potential Payments upon Termination or Change in Control.”

Stock Ownership Guidelines

In order to more closely align the interests of our named executive officers with the interests of our stockholders, the Compensation Committee has established minimum stock ownership guidelines that require our named executive officers to work towards acquiring and maintaining specific levels of equity ownership interests in our common stock within specified time frames. A summary of our current stock ownership guidelines for our named executive officers is as follows:

Position	Stock Ownership Guideline
Chief Executive Officer	Common stock with a value equal to at least 3.00 times his annual base salary
Other named executive officers	Common stock with a value equal to at least 1.00 times his or her annual base salary

Our stock ownership guidelines also require our named executive officers to retain 50% of the net shares they realize (after tax) when a restricted stock award vests or a stock option is exercised until they are in compliance with the guidelines, unless waived by the Chairman of the Compensation Committee.

The Compensation Committee monitors the progress made by our named executive officers in achieving their stock ownership guidelines and, if circumstances warrant, may modify the guidelines and/or time frames for one or more of our named executive officers. Under the guidelines, our named executive officers are directed to be in compliance with their respective ownership objectives within five years of becoming a named executive officer or by the end of our fiscal year ended March 31, 2014 (five years from the date when the stock ownership guidelines were last amended). If a named executive officer does not meet his or her ownership guidelines, the Compensation Committee may take that fact into consideration when evaluating such executive’s overall performance. As of the end of fiscal year 2014, all of our named executive officers were in compliance with our stock ownership guidelines.

Certain Tax and Accounting Implications

We periodically review accounting and tax laws, rules and regulations that may apply to our compensation programs. However, tax and accounting considerations have not significantly impacted the compensation programs that we offer to our named executive officers.

The Impact of Deductibility of Compensation. As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Compensation Committee reserves the ability to approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its named executive officers.

Accounting for Stock-Based Compensation. We account for stock-based employee compensation at fair value of the awards on the grant date and recognize the related cost in our statements of operations and retained earnings in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation-Stock Compensation, which we refer to as FASB ASC Topic 718, formerly SFAS No. 123(R), “Share-Based Payment,” which we adopted effective April 1, 2006 utilizing the modified prospective method. These stock-based payments include awards made under our Incentive Plan.

Compensation Committee Report1

The Compensation Committee, which is comprised entirely of independent Directors, has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement in accordance with Item 402(b) of Regulation S-K, as promulgated by the Securities and Exchange Commission. Based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and our annual report on Form 10-K for the fiscal year ended March 31, 2014.

Compensation Committee:

James J. Malvaso, Chairman

Helen H. Berkeley

Jerald D. Bidlack

Alan Fortier

Risk Considerations in our Compensation Programs

Each year, we undertake a company-wide analysis of our compensation programs to assess whether they create risks that are reasonably likely to have a material adverse effect on our business. In fiscal year 2014, the Compensation Committee conducted its own risk assessment for our compensation programs and plans. As part of that assessment, the Compensation Committee reviewed the intent, purposes and practices of our compensation programs and plans. The Compensation Committee conducted this review in connection with a review of our business and growth strategies. During fiscal year 2013, the Compensation Committee worked with our compensation consultant to redesign our incentive plans effective for fiscal year 2014, and the risk profiles of these programs were analyzed and considered as part of that process. Based on these reviews, we have concluded that our compensation programs are appropriately tailored to encourage employees to grow our business, but not incentivize them to do so in a way that is reasonably likely to have a material adverse effect on our company.

For example, our Cash Bonus Program and our Stock Bonus Plan, which are our two primary executive compensation programs, balance each other by providing compensation that rewards short-term (Cash Bonus Program) and long-term (Stock Bonus Plan) performance. The Cash Bonus Program balances risk by considering several performance metrics and capping the maximum payout a named executive officer can receive at 200% of target bonus level (target bonus level is between 60% and 25% of base salary for each of our named executive officers). In addition, our Stock Bonus Plan provides balanced incentives through equity-based compensation awards, which include time-vested restricted stock and performance-vested restricted stock. The Compensation Committee believes that this mix of incentives, together with our executive stock ownership guidelines encourages our named executive officers to achieve both short-term operating and long-term strategic objectives, including the long-term performance of our stock.

1 The material in this report is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

Fiscal Year 2014 Summary Compensation Table

The following table shows information regarding the compensation of our named executive officers for services rendered to us in all capacities for the fiscal years ended March 31, 2014, 2013 and 2012.

Name and Principal Position	Fiscal Year	Salary (1) ($)	Bonus ($)	Stock Awards (2)(3) ($)	Option Awards (4) ($)	Non-Equity Incentive Plan Compensation (5) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (6) ($)	All Other Compensation (7) ($)	Total ($)
James R. Lines,	2014	350,200	—	136,032	—	191,629	75,818	18,797	772,476
President and Chief	2013	323,916	—	60,090	58,501	173,165	408,265	19,043	1,042,980
Executive Officer	2012	283,250	—	110,697	—	191,194	237,977	15,712	838,830
(principal executive officer)

Jeffrey F. Glajch	2014	247,200	—	82,752	—	78,517	—	23,243	431,712
Vice President - Finance & Administration and Chief Financial Officer (principal financial officer)	2013 2012	236,491 222,789	— —	39,389 72,555	38,347 —	80,785 93,571	— —	22,664 19,155	417,676 408,070

Alan E. Smith	2014	211,150	—	70,560	—	80,923	34,439	14,731	411,803
Vice President of Operations	2013	201,571	—	33,421	32,537	70,444	77,836	14,744	430,553
	2012	189,042	—	61,578	—	79,563	91,780	10,174	432,137

Jennifer R. Condame	2014	154,500	—	36,720	—	36,018	25,093	16,185	268,516
Controller and Chief Accounting Officer	2013	146,896	—	17,251	16,792	36,559	63,700	12,235	293,433
	2012	136,591	—	31,785	—	43,538	67,935	9,189	289,038

(1)

The amounts shown in this column include cash compensation earned and paid, and cash compensation deferred at the election of each named executive officer under our Incentive Savings Plan (our 401(k) plan).

(2)

Restricted stock awards are granted under our Incentive Plan. The dollar values of time-vested restricted stock awards shown in this column are equal to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The grant date fair value of the performance-vested restricted stock awards shown in this column is computed based upon the probable outcome of the performance goals as of the grant date, in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The maximum value of the performance-vested restricted stock awards, assuming the highest level of performance conditions is achieved, is as follows for fiscal year 2014: Mr. Lines - $136,032; Mr. Glajch - $82,752; Mr. Smith - $70,560; Ms. Condame - $36,720. A discussion of the assumptions used to calculate grant date fair value is set forth in Note 12 (Stock Compensation Plans) to the Consolidated Financial Statements in our annual reports on Form 10-K for the fiscal years ended March 31, 2014, 2013 and 2012.

(3)	Additional information regarding the performance-vested restricted stock granted to our named executive officers in fiscal year 2014 is shown in the Fiscal Year 2014 Grants of Plan-Based Awards table.

(4)

We granted stock option awards under our Incentive Plan through fiscal year 2013. The dollar values of stock option awards shown in this column are equal to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. A discussion of the assumptions used to calculate grant date fair value is set forth in Note 12 (Stock Compensation Plans) to the Consolidated Financial Statements in our annual reports on Form 10-K for the fiscal years ended March 31, 2013 and 2012.

(5)

The amounts shown in this column reflect the cash payment made to our named executive officers under the Cash Bonus Program in effect for fiscal year 2014. Payments under the Cash Bonus Program were determined by the Compensation Committee of our Board of Directors on May 29, 2014.

(6)

The amounts shown in this column reflect the changes in the actuarial present values under our Retirement Income Plan and our Supplemental Executive Retirement Plan. See “Pension Benefits at March 31, 2014” for more information on our Retirement Income Plan and our Supplemental Executive Retirement Plan.

(7)	All Other Compensation consists of the following:

Named Executive Officer	Insurance ($)	401(k) Plan Matching Contributions ($)	401(k) Plan Non-elective Contributions ($)	Total ($)
James R. Lines	8,500	10,297	—	18,797
Jeffrey F. Glajch	4,995	10,272	7,976	23,243
Alan E. Smith	4,469	10,262	—	14,731
Jennifer R. Condame	4,626	11,559	—	16,185

Fiscal Year 2014 Grants of Plan-Based Awards

The following table shows information regarding the grants of annual incentive cash compensation and restricted stock during fiscal year 2014 to our named executive officers.

Name	Type of Award	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (3) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
James R. Lines	Performance-Vested Restricted Stock	5/30/13				34,008	68,016	136,032		68,016
	Time-Vested Restricted Stock	5/30/13							2,834	68,016
	Annual Incentive		105,060	210,120	420,240
Jeffrey F. Glajch	Performance-Vested Restricted Stock	5/30/13				20,688	41,376	82,752		41,376
	Time-Vested Restricted Stock	5/30/13							1,724	41,376
	Annual Incentive		43,260	86,520	173,040
Alan E. Smith	Performance-Vested Restricted Stock	5/30/13				17,640	35,280	70,560		35,280
	Time-Vested Restricted Stock	5/30/13							1,470	35,280
	Annual Incentive		36,951	73,903	147,805
Jennifer R. Condame	Performance-Vested Restricted Stock	5/30/13				9,180	18,360	36,720		18,360
	Time-Vested Restricted Stock	5/30/13							765	18,360
	Annual Incentive		19,313	38,625	77,250

(1)

The amounts shown in these columns reflect the incentive cash compensation amounts that potentially could have been earned during fiscal year 2014 based upon the achievement of company and individual performance goals under our Cash Bonus Program. The amounts of actual cash awards earned in fiscal year 2014 by our named executive officers under our Cash Bonus Program are set forth in the “Non-Equity Incentive Plan Compensation” column in the Fiscal Year 2014 Summary Compensation Table. For more information regarding annual incentive cash compensation under our Cash Bonus Program, see “Annual Cash Incentive Compensation” in the CD&A.

(2)

Our restricted stock awards are denominated in dollars, but payable in stock. We determine the number of shares of restricted stock to grant by dividing the dollar value of the award by the closing price of a share of our common stock on the date of grant. For more information regarding restricted stock awards under our

Stock Bonus Plan, see “Performance-Vested Restricted Stock” under the heading “Long-Term Equity Incentive Compensation” in the CD&A and “Awards Granted in Fiscal Year 2014” in the Narrative to the Fiscal Year 2014 Summary Compensation Table and Fiscal Year 2014 Grants of Plan-Based Awards Table.

(3)

The dollar values of stock options and restricted stock disclosed in this column are equal to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value of the performance-vested restricted stock awards is computed based upon the probable outcome of the performance goals as of the grant date. A discussion of the assumptions used to calculate the grant date fair values is set forth in Note 12 (Stock Compensation Plans) to the Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended March 31, 2014.

Narrative to the Fiscal Year 2014 Summary Compensation Table and Fiscal Year 2014 Grants of Plan-Based Awards Table

Awards Granted in Fiscal Year 2014

The Compensation Committee determines the number of shares of restricted stock to award to our named executive officers based on a percentage of each named executive officer’s annual base salary. The Compensation Committee determined the number of shares of performance-vested restricted stock to award to our named executive officers by using each such officer’s Long-Term Incentive Percentage, which we refer to as the L-T Percentage. For fiscal year 2014, the L-T Percentage in effect for each of our named executive officers was as follows: Mr. Lines - 42%; Mr. Glajch - 35%; Mr. Smith - 35%; and Ms. Condame - 25%.

The number of shares of restricted stock was determined by multiplying 50% of each named executive officer’s base salary in effect for fiscal year 2013 by such officer’s L-T Percentage, and then dividing the product by the closing price of our common stock on the date of grant.

The closing price of our common stock on May 30, 2013 was $24.00 without adjusting for the payment of dividends. The number of shares of time-vested restricted stock and the number of shares of performance-vested restricted stock granted to our named executive officers in fiscal year 2014 are as follows:

	Number of Shares of Restricted Stock Granted
Named Executive Officer	Performance-Vested (1)(2)	Time-Vested (1)
James R. Lines	2,834	2,834
Jeffrey F. Glajch	1,724	1,724
Alan E. Smith	1,470	1,470
Jennifer R. Condame	765	765

(1)

In the event a named executive officer’s employment terminates prior to the conclusion of the applicable vesting period for reasons other than death or disability, such officer’s right to receive the restricted stock will be forfeited.

(2)

The number of shares that will vest at the end of fiscal year 2016 is based upon our achievement of two performance criteria. Those performance criteria consist of a relative metric (our EBITDA margin for fiscal year 2016 as compared to the Baird Industrial Company Composite for calendar year 2015) and an absolute metric (net revenue for fiscal year 2016). Once achievement of the performance criteria is determined for fiscal year 2016, the actual number of shares to which each named executive officer is entitled will be adjusted accordingly, with any unearned shares being forfeited back to the company. The number of shares assumes achievement of the performance criteria for a target award.

Vesting

For fiscal year 2014, shares of time-vested restricted stock vest in installments of one-third on each anniversary of grant over three years. Prior to fiscal year 2014, 50% of the shares of time-vested restricted stock vest on the second anniversary of the date of grant and the remaining 50% of the shares vest on the fourth anniversary of the date of grant. The shares of performance-vested restricted stock cliff vest on the last day of the third fiscal year following the fiscal year of grant, subject to satisfaction of the performance metrics for the applicable three-year period.

We pay dividends on unvested restricted stock, but these dividends are subject to recovery if the applicable vesting conditions are not met.

Option Grants

Prior to fiscal year 2014, we granted stock options under the Incentive Plan in fiscal years that ended in odd years. Our named executive officers only realize the compensation if our stock price increases over the term of the award, which aligned this element of compensation with our performance. Outstanding stock options vest over a three-year period, with 33 1/3% of the shares subject to such option vesting on each of the first, second and third anniversaries of the date of grant.

Employment Agreements

During fiscal year 2014, we were a party to employment agreements with Mr. Lines, Mr. Glajch, Mr. Smith and Ms. Condame. The following is a summary of the key terms of each of these employment agreements.

James R. Lines. On August 1, 2006, we entered into an employment agreement with Mr. Lines, as subsequently amended on December 31, 2008, which provides that Mr. Lines will receive an annual minimum base salary as well as other customary benefits. Mr. Lines is also eligible under the agreement to receive discretionary bonuses. The agreement automatically renews such that it always has a one-year term remaining, unless we or Mr. Lines elect not to extend the term further, in which case the term will end on the first anniversary of the date on which notice of such election not to extend is given. If not terminated sooner, the agreement will end on the last day of the month in which Mr. Lines turns 65.

Pursuant to our employment agreement with Mr. Lines, if he resigns for reasons other than a material breach of the agreement by us, departs from our employment without the approval of our Board of Directors, or is discharged for cause, he will be subject to an 18-month covenant not to compete with us, not to interfere in certain of our business relationships, and not to disclose to anyone our confidential information.

Our employment agreement with Mr. Lines also provides for us to make certain payments to him in the event we terminate his employment without cause or upon the occurrence of certain events relating to a change in control of the company, as described under “Involuntary Termination” and “Termination Following a Change in Control” under the heading “Potential Payments Upon Termination or Change in Control.”

Our employment agreement with Mr. Lines provides that we will indemnify him for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Jeffrey F. Glajch. On March 2, 2009, we entered into an employment agreement with Mr. Glajch, as subsequently amended on July 29, 2010, to serve as our Vice President - Finance & Administration and Chief Financial Officer. The agreement provides that Mr. Glajch will receive an annual minimum base salary as well as other customary benefits. The agreement automatically renews such that it always has a one-year term remaining, unless we or Mr. Glajch elect not to extend the term further, in which case the term will end on the first anniversary of the date on which notice of such election not to extend is given. If not terminated sooner, the agreement will end on the last day of the month in which Mr. Glajch turns 65.

Pursuant to our employment agreement with Mr. Glajch, if his employment with us is terminated for any reason, he will be subject to an 18-month covenant not to compete with us, not to interfere in certain of our business relationships, and not to disclose to anyone our confidential information.

Our employment agreement with Mr. Glajch also provides for us to make certain payments to him in the event we terminate his employment without cause or upon the occurrence of certain events relating to a change in control of the company, as described under “Involuntary Termination” and “Termination Following a Change in Control” under the heading “Potential Payments Upon Termination or Change in Control.”

Our employment agreement with Mr. Glajch provides that we will indemnify him for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Alan E. Smith. On July 30, 2007, we entered into an employment agreement with Mr. Smith, as subsequently amended on December 31, 2008, to serve as our Vice President of Operations. The agreement provides that Mr. Smith will receive an annual minimum base salary as well as other customary benefits. Mr. Smith’s agreement automatically renews such that it always has a one-year term remaining, unless we or Mr. Smith elect not to extend the term further, in which case the term will end on the first anniversary of the date on which notice of such election not to extend is given. If not terminated sooner, the agreement will end on the last day of the month in which Mr. Smith turns 65.

Pursuant to our employment agreement with Mr. Smith, if his employment with us is terminated for any reason, he will be subject to an 18-month covenant not to compete with us, not to interfere in certain of our business relationships, and not to disclose to anyone our confidential information.

Our employment agreement with Mr. Smith also provides for us to make certain payments to him in the event we terminate his employment without cause as described below under “Involuntary Termination” under the heading “Potential Payments Upon Termination or Change in Control.”

Our employment agreement with Mr. Smith provides that we will indemnify him for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Jennifer R. Condame. On July 25, 2013, we entered into an employment agreement with Ms. Condame. The agreement provides that Ms. Condame will receive an annual minimum base salary as well as other customary benefits. Ms. Condame’s agreement automatically renews such that it always has a one-year term remaining, unless we or Ms. Condame elect not to extend the term further, in which case the term will end on the first anniversary of the date on which notice of such election not to extend is given. If not terminated sooner, the agreement will end on the last day of the month in which Ms. Condame turns 65.

Pursuant to our employment agreement with Ms. Condame, if her employment with us is terminated for any reason, she will be subject to an 18-month covenant not to compete with us, not to interfere in certain of our business relationships, and not to disclose to anyone our confidential information.

Our employment agreement with Ms. Condame also provides for us to make certain payments to her in the event we terminate her employment without cause as described below under “Involuntary Termination” under the heading “Potential Payments Upon Termination or Change in Control.”

Our employment agreement with Ms. Condame provides that we will indemnify her for all acts or omissions and for any suits brought against her which relate to duties she performed in good faith for us.

Additional Information

We have provided additional information regarding the compensation we pay to our named executive officers in the CD&A, and encourage you to read the above tables and their footnotes in conjunction with such information.

Outstanding Equity Awards at March 31, 2014

The following table shows information regarding the number of unexercised stock options and the number and value of unvested restricted stock awards held by our named executive officers at March 31, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
James R. Lines	2,532	—		30.88	5/29/2018
	1,974	—		15.22	5/28/2019
	3,092	—		15.25	5/20/2020
	3,631	7,263	(1)	18.65	5/30/2022
						1,306	(2)	41,596
						2,834	(3)	90,263
									5,224	(4)	166,384
									6,444	(5)	205,241
									5,668	(6)	180,526
Jeffrey F. Glajch	1,739	—		15.25	5/20/2020
	2,380	4,761	(1)	18.65	5/30/2022
						856	(2)	27,264
						1,724	(3)	54,909
									3,424	(4)	109,054
									4,224	(5)	134,534
									3,448	(6)	109,819
Alan E. Smith	1,114	—		30.88	5/29/2018
	3,571	—		15.22	5/28/2019
	3,118	—		15.25	5/20/2020
	2,020	4,039	(1)	18.65	5/30/2022
						727	(2)	23,155
						1,470	(3)	46,820
									2,906	(4)	92,556
									3,584	(5)	114,150
									2,940	(6)	93,639
Jennifer R. Condame	500	—		7.98	6/1/2016
	4,974	—		6.90	5/31/2017
	576	—		30.88	5/29/2018
	1,000	—		44.50	7/31/2018
	2,678	—		15.22	5/28/2019
	1,609	—		15.25	5/20/2020
	1,042	2,085	(1)	18.65	5/30/2022
						375	(2)	11,944
						765	(3)	24,365
									1,500	(4)	47,775
									1,850	(5)	58,923
									1,530	(6)	48,731

(1)	One-third of this grant of stock options vests on each of May 30, 2013, May 30, 2014, and May 30, 2015.

(2)	One-half of this grant of time-vested restricted stock vested on May 26, 2013 and the remaining one-half vests on May 26, 2015.

(3)	One-third of this grant of time-vested restricted stock vests on May 30, 2014, May 30, 2015 and May 30, 2016.

(4)

This grant of performance-vested restricted stock vests on the date that the Compensation Committee ratifies the satisfaction of the performance metrics for the applicable three-year performance period ending March 31, 2014. This number reflects the maximum number of shares of restricted stock that may be earned if the maximum level of performance is achieved.

(5)

This grant of performance-vested restricted stock vests on the date that the Compensation Committee ratifies the satisfaction of the performance metrics for the applicable three-year performance period ending March 31, 2015. This number reflects the maximum number of shares of restricted stock that may be earned if the maximum level of performance is achieved.

(6)

This grant of performance-vested restricted stock vests on the date that the Compensation Committee ratifies the satisfaction of the performance metrics for the applicable three-year performance period ended March 31, 2016. This number reflects the maximum number of shares of restricted stock that may be earned if the maximum level of performance is achieved.

Fiscal Year 2014 Option Exercises and Stock Vested

The following table shows information regarding the number and value realized of stock options exercised and stock awards that vested during fiscal year 2014 for each of our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2) ($)
James R. Lines	—	—	6,490	155,525
Jeffrey F. Glajch	7,629	179,350	3,699	88,622
Alan E. Smith	—	—	4,101	98,293
Jennifer R. Condame	2,000	56,125	1,620	38,812

(1)

The value realized on exercise of stock options is determined by subtracting the exercise price of the stock option from the selling price of the related common stock or the closing price of our common stock on the exercise date and multiplying the resulting amount by the applicable number of shares underlying the stock options.

(2)	The value realized on the vesting of stock awards is the closing price of our common stock on the vesting date multiplied by the number of shares acquired.

Pension Benefits at March 31, 2014

The following table shows information at March 31, 2014 regarding our Retirement Income Plan and our Supplemental Executive Retirement Plan.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit (1) ($)	Payments During Last Fiscal Year ($)
James R. Lines	Retirement Income Plan	30	834,258	—
	Supplemental Executive Retirement Plan	—	385,202	—
Jeffrey F. Glajch	Retirement Income Plan	—	—	—
	Supplemental Executive Retirement Plan	—	—	—
Alan E. Smith	Retirement Income Plan	21	348,500	—
	Supplemental Executive Retirement Plan	—	—	—
Jennifer R. Condame	Retirement Income Plan	22	286,711	—
	Supplemental Executive Retirement Plan	—	—	—

(1)

The present value of accumulated benefits indicated in the table were calculated using a 4.46% discount rate, projected to 2015 and weighted 50% blue collar/50% white collar for males, the RP 2000 Combined Mortality Table for females projected to 2015 and an age 63 retirement age, which are the same assumptions used for financial reporting purposes. The amounts indicated represent liabilities funded by the trust fund. Part of the accrued benefit will be provided by John Hancock Insurance Company through an annuity purchased in 1986.

Retirement Income Plan

Our Retirement Income Plan is a defined benefit pension plan for the benefit of our domestic employees hired prior to January 1, 2003. The purpose of the Retirement Income Plan is to supplement Social Security benefits and to provide a reliable source of regular income for participants or their survivors after retirement by the participant. During fiscal year 2014, Mr. Lines, Mr. Smith and Ms. Condame were eligible to participate in the Retirement Income Plan.

Normal retirement under the Retirement Income Plan is generally the later of a participant’s 65th birthday or the 5th anniversary of the date on which he or she became a participant. Early retirement under the Retirement Income Plan is available for a participant who is at least 55 years old and has completed fifteen years or more of creditable service. The Retirement Income Plan also provides for a disability retirement allowance in the event of disability.

The Retirement Income Plan also provides for the payment of a retirement benefit in the event that a participant’s employment was terminated when the participant was not eligible for normal, early or disability retirement. Eligibility for such “vested retirement” requires the completion of five years of service with us. A participant who is entitled to a vested retirement allowance when his or her employment terminates will ordinarily begin receiving payments after reaching normal retirement age. If the participant has completed at least fifteen years of creditable service, he or she may elect to begin receiving payments on the first day of the month after he or she reaches age 55 and up to the first month after he or she reaches normal retirement age. The amount of a participant’s monthly vested retirement payment will vary depending on age, service and time of commencement.

Benefits under the Retirement Income Plan are based on the employee’s years of service and average annual base salary for the five highest consecutive calendar years of compensation in the ten-year period preceding retirement. Benefits under the Retirement Income Plan are reduced to take into account a participant’s Social Security benefits paid for by the company.

The approximate years of creditable service as of March 31, 2014 of each of the named executive officers eligible to participate in the Retirement Income Plan are as follows: Mr. Lines - 30; Mr. Smith - 21; and Ms. Condame - 22. We do not normally grant additional years of service credit.

The form and amount of the payments made under the Retirement Income Plan depends upon marital status when payment begins and the form of payment selected. The normal form of benefit for a married participant is a 100% joint and survivor annuity, which provides a retirement allowance in the form of reduced monthly payments that will continue for the rest of the participant’s life. If the participant is survived by the person who was the participant’s spouse when payments began, such spouse will receive survivor benefits equal to 100% of the amount of the payments made to the participant during his or her lifetime. His or her spouse will be paid survivor benefits for his or her remaining lifetime. Subject (in most cases) to the spouse’s consent, a participant may elect to receive benefits in the form of a single life annuity, 50% joint and survivor annuity, a Social Security Level Income Option, a 10, 15, or 20 year certain annuity or a life annuity with a 10, 15, or 20 year guarantee.

Supplemental Executive Retirement Plan

In addition to the Retirement Income Plan, we maintain the Supplemental Plan that is a non-qualified deferred compensation plan and is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of employer-provided retirement benefits that the Retirement Income Plan would provide but for the limitation on compensation that may be recognized under tax-qualified plans imposed by Section 401(a)(17) of the Code and the limitations on benefits imposed by Section 415 of the Code.

A participant who has completed a period of service of at least five years under the Retirement Income Plan and whose benefits are limited by the above-referenced provisions of the Code, is entitled to receive a monthly benefit from the Supplemental Plan. All of our named executive officers hired prior to January 1, 2003 are eligible to participate in the Supplemental Plan, but Mr. Lines is the only named executive officer that currently has an accrued benefit under the Supplemental Plan.

The monthly benefit under the Supplemental Plan is equal to the excess, if any, of the retirement benefits that would have been payable to or with respect to the plan participant under the Retirement Income Plan had the limitations imposed by the Code not been applicable over the retirement benefits payable to or with respect to the participant under the Retirement Income Plan. This formula was modified to provide that for calendar years through 2016, the calculation of average compensation for Mr. Lines only takes into account his base salary since August 1, 2012.

A participant’s retirement benefits under the Supplemental Plan generally will be paid to or with respect to the participant in the same form and at the same time as the participant’s retirement benefits under the Retirement Income Plan. The benefits under the Supplemental Plan will terminate upon cessation of benefits to the participant or his beneficiary under the Retirement Income Plan.

Upon a “change in control” of our company, each participant in the Supplemental Plan would automatically become 100% vested in his or her benefits. A “change in control” for the purposes of the Supplemental Plan is defined as:

•	the acquisition of the assets or a majority of the shares of the company by a person or group not controlled by the company;

•

a cash tender offer or exchange offer, consolidation or merger or other business combination, sale of assets or contested election as a result of which the members of our Board of Directors before the event cease to constitute a majority of our Board;

•	the acquisition of 25% or more of the shares of the company by a person or a group; or

•	the occurrence of any event that would be required to be reported in response to Item 6(e) of Schedule 14A or to Item 5.01 of Form 8-K.

Incentive Savings Plan

All of our named executive officers are also eligible to participate in our Incentive Savings Plan (our 401(k) savings plan), which is available to all of our employees. Pursuant to the Incentive Savings Plan, we match funds deferred at the election of participants, up to a certain percentage, and we make non-elective contributions to the accounts of eligible participants. Matching contributions under the Incentive Savings Plan always are fully vested. Additionally, eligible employees hired after January 1, 2003 with at least one hour of service during the relevant plan year who are employed by us at the end of such year receive a nonelective contribution as described above.

Potential Payments upon Termination or Change in Control

The following information and the table entitled “Estimated Payments Upon Termination or a Change in Control” set forth the amount of payments to each of our named executives in the event of a termination of employment as a result of normal and early retirement, voluntary termination and termination for cause, involuntary termination, death, disability and termination following a change in control of the company.

Assumptions and General Principles

The following assumptions and general principles apply with respect to the table entitled “Estimated Payments Upon Termination or a Change in Control” and any termination of employment of a named executive officer:

•

The amounts shown in the table assume that each named executive officer was terminated on March 31, 2014. Accordingly, the table reflects amounts earned as of March 31, 2014 and includes estimates of amounts that would be paid to the named executive officer upon the occurrence of a termination. The actual amounts to be paid to a named executive officer can only be determined at the time of the termination.

•

Unless otherwise noted, the fair market values of stock-based compensation were calculated using the closing price of our common stock on March 31, 2014, the last trading day in fiscal year 2014 ($31.85).

•

A named executive officer is entitled to receive certain amounts earned during his term of employment regardless of the manner in which the named executive officer’s employment is terminated. These amounts include base salary, unused vacation pay and earned annual cash incentive compensation. These amounts are not shown in the table.

•

A named executive officer may exercise any stock options that are exercisable prior to the date of termination and will be entitled to receive unrestricted shares of common stock with respect to any restricted stock awards for which the vesting period has expired prior to the date of termination. Any payments related to these stock options and restricted stock awards are not included in the table as they are not payable upon the termination of a named executive officer’s employment or upon a change in control of the company.

•

A named executive officer will be entitled to receive all amounts accrued and vested under our retirement and savings programs, including our Incentive Plan and any pension plans in which the named executive officer participates. These amounts are not included in the table as these amounts are disclosed under the heading “Pension Benefits at March 31, 2014” unless such amounts are accelerated or enhanced in the event of the termination of a named executive officer’s employment or upon a change in control of the company.

Normal and Early Retirement

A named executive officer is eligible to elect normal retirement at age 65 and early retirement between ages 55 and 64 with at least five and fifteen years, respectively, of creditable service to the company, as discussed under the heading “Pension Benefits at March 31, 2014.”

As of March 31, 2014, none of our named executive officers were eligible for normal retirement.

Unvested shares of performance-vested restricted stock held by the named executive officers that were granted prior to fiscal year 2014 will vest pro-rata based on the satisfaction of the applicable performance goals through the end of the quarter immediately preceding the date of retirement.

Voluntary Termination and Termination for Cause

Pursuant to our employment agreements with our named executive officers, cause exists if our Board of Directors determines that there has been willful misconduct by the named executive officers in connection with the performance of their duties or if the named executive officers have engaged in any other conduct that has been materially injurious to the company or have breached any of the representations and warranties in their employment agreements. Under the employment agreements with Mr. Lines, Mr. Smith and Ms. Condame, upon termination for cause, we would pay all legal fees and other expenses incurred by such named executive officers if they, in good faith, contest the termination. The named executive officers would be required to reimburse us for all such costs if a court of final adjudication were to determine that they did not act in good faith in bringing such challenge.

Our named executive officers are not entitled to receive any severance payments or other benefits upon their voluntary decision to terminate employment with the company prior to being eligible for retirement (other than compensation due through the date of termination) or upon termination for cause.

Involuntary Termination

Our employment agreement with Mr. Lines also provides that, upon termination without cause, or if he resigns because of our material breach of his employment agreement, we will have the following obligations: (1) pay to him compensation due him through the date of termination, including any accrued bonus; (2) continue his base salary for nine months following such termination; (3) pay to him a lump sum payment equal to nine months’ base salary; (4) provide him with continuing health care coverage for a period of 18 months following the effective date of termination of his employment; and (5) pay for certain outplacement services.

Our employment agreements with Messrs. Glajch and Smith and Ms. Condame provide that, upon termination without cause, or if any such officer resigns because of our material breach of his or her respective employment agreements, we will pay compensation due to them through the date of termination, including any accrued bonus; and that we will pay, in regular monthly payments, their respective salaries for 12 months following the effective date of their termination of employment.

Our obligation to make payments upon any termination of Messrs. Lines, Glajch or Smith or Ms. Condame without cause or upon their resignation because of a material breach of their agreement by us is conditioned on their execution of an enforceable release of all claims against us and their compliance with all provisions of their employment agreement.

Death or Disability

Pursuant to our Stock Bonus Plan, upon the death or disability of a named executive officer, all unvested shares of time-vested restricted stock and stock options held by the named executive officer will become immediately vested and the stock options will become exercisable in full. All unvested shares of performance-vested restricted stock held by the named executive officer will vest pro-rata based on the satisfaction of the applicable performance goals through the end of the quarter immediately preceding the date of the named executive officer’s death or disability.

All of our named executive officers participate in our life insurance plan, whereby his or her beneficiary would be entitled to a death benefit equal to three times base salary. We also provide each of our named executive officers with $2,500 annually (except for Mr. Lines, who receives $5,000 annually) for the purpose of procuring a term life insurance policy.

Each of our named executive officers also participates in our short-term disability program that is available to our managers and executive officers. Pursuant to such program, each named executive officer would be entitled to payments equal to his full base salary for six months following such disability. Each of our named executive officers also participates in our long-term disability plan that is generally available to all of our salaried employees.

Termination Following a Change In Control

Our employment agreements with Messrs. Lines, Glajch and Smith and Ms. Condame require a termination of employment following a change in control of our company (commonly referred to as a “double trigger”) in order to trigger certain payments. A “change in control” is defined in each of our employment agreements with Messrs. Lines, Glajch and Smith and Ms. Condame to include the following events:

•

any person, party or group (other than the company, any subsidiary of the company or any employee benefit plan sponsored by the company or any subsidiary), directly or indirectly, acquires or has acquired during the 12-month period ending on the date of the most recent acquisition, 30% (except that the employment agreements with Mr. Smith and Ms. Condame use a lower 25% standard and do not include the 12-month acquisition period) or more of the combined voting power of the outstanding securities of the company ordinarily having the right to vote in the election of directors;

•

a change in the composition of our Board of Directors such that members of our Board as of the effective date of the respective employment agreement cease to constitute at least a majority of our Board (unless the election or nomination of any new directors was approved by a vote of at least three-quarters of the Directors comprising our Board of Directors as of the effective date of the respective employment agreement);

•

the closing of a reorganization, merger or consolidation of the company, other than one with respect to which all or substantially all of those persons who were the beneficial owners immediately prior to such event, of outstanding securities of the company ordinarily having the right to vote in the election of directors own, immediately after such transaction, more than three-quarters of the outstanding securities of the resulting corporation ordinarily having the right to vote in the election of directors;

•	the closing of a sale or other disposition of all or substantially all of the assets of the company, other than to a subsidiary of the company; or

•	the complete liquidation and dissolution of the company.

Mr. Lines. Our employment agreement with Mr. Lines provides that, upon the occurrence of a triggering event that would be deemed an event of termination within two years after a change in control of the company, Mr. Lines would be entitled to certain payments, including, among other things, a lump sum payment equal to one dollar less than three times his annualized tax-includable compensation (including bonus) for the five most recent taxable years ending before the date of such change in control.

In addition, all unvested stock options would become immediately vested and exercisable and any unvested shares of restricted stock would become immediately vested. We would also be required to pay to Mr. Lines six months after the triggering event a lump sum payment amount equal to the excess, if any, of (1) the present value of the aggregate benefits to which he would be entitled under any and all qualified and non-qualified defined benefit pension plans maintained by us as if he were 100% vested under such plans, over (2) the present value of the benefits to which he is actually entitled under such defined benefit pension plans as of the date of his termination. Mr. Lines’ employment agreement contains certain limitations for these payments that relate to our ability to deduct such payments for federal income tax purposes.

Pursuant to our employment agreement with Mr. Lines, our obligation to make payments upon termination following a change in control is conditioned on his execution of an enforceable release of all claims and his compliance with all provisions of the employment agreement.

The triggering events that would be deemed events of termination include, among others, termination of Mr. Lines for any reason other than death, disability or cause, or resignation of Mr. Lines under the following circumstances:

•	a change in the nature or scope of his authority from his role and responsibilities immediately prior to the change in control;

•	a reduction of his total compensation from that prior to the change in control;

•	a failure by the company to make any increase in compensation to which Mr. Lines may be entitled under his employment agreement, or action by the company to decrease his base salary;

•

a change requiring Mr. Lines to perform services other than in Batavia, New York or in any location more than thirty miles distant from Rochester, New York, except for certain required travel on the company’s business;

•

without his express written consent, the assignment to Mr. Lines of any duties inconsistent with his positions, duties, responsibilities and status with the company immediately prior to the change in control;

•

a failure by the company to continue in effect any bonus plans or other benefit or compensation plan in which Mr. Lines was participating at the time of the change in control or the taking of any action by the company which would adversely affect his participation in or materially reduce his benefits under such plans; or

•	prior to a change in control of the company, the failure by the company to obtain the assumption of the agreement to perform his employment agreement by any successor company.

Mr. Glajch. Our employment agreement with Mr. Glajch provides that, upon the occurrence of a triggering event that would be deemed an event of termination within two years after a change in control of the company, Mr. Glajch would be entitled to certain payments, including, among other things, a lump sum payment equal to one dollar less than three times his annualized tax-includable compensation (including bonus) for the five most recent taxable years ending before the date of such change in control.

In addition, all unvested stock options would become immediately vested and exercisable and any unvested shares of restricted stock would become immediately vested. We would also be required to pay to Mr. Glajch six months after the triggering event a lump sum payment amount equal to the excess, if any, of (1) the present value of the aggregate benefits to which he would be entitled under any and all qualified and non-qualified defined benefit pension plans maintained by us as if he were 100% vested under such plans, over (2) the present value of the benefits to which he is actually entitled under such defined benefit pension plans as of the date of his termination. Mr. Glajch’s employment agreement contains certain limitations for these payments that relate to our ability to deduct such payments for federal income tax purposes.

Pursuant to our employment agreement with Mr. Glajch, our obligation to make payments upon termination following a change in control is conditioned on his execution of an enforceable release of all claims and his compliance with all provisions of the employment agreement.

The triggering events that would be deemed events of termination include, among others, termination of Mr. Glajch for any reason other than death, disability or cause, or resignation of Mr. Glajch under the following circumstances:

•	a change in the nature or scope of his authority from his role and responsibilities immediately prior to the change in control;

•	a reduction of his total compensation from that prior to the change in control;

•	a failure by the company to make any increase in compensation to which Mr. Glajch may be entitled under his employment agreement, or action by the company to decrease his base salary;

•

a change requiring Mr. Glajch to perform services other than in Batavia, New York or in any location more than thirty miles distant from Batavia, New York, except for certain required travel on the company’s business;

•

without his express written consent, the assignment to Mr. Glajch of any duties inconsistent with his positions, duties, responsibilities and status with the company immediately prior to the change in control;

•

a failure by the company to continue in effect any bonus plans or other benefit or compensation plan in which Mr. Glajch was participating at the time of the change in control or the taking of any action by the company which would adversely affect his participation in or materially reduce his benefits under such plans; or

•	prior to a change in control of the company, the failure by the company to obtain the assumption of the agreement to perform his employment agreement by any successor company.

Mr. Smith and Ms. Condame. Under their respective employment agreements, Mr. Smith and Ms. Condame will not be entitled to any payments by us upon the occurrence of a change in control. Rather, upon the occurrence of a change in control, Mr. Smith and Ms. Condame must continue to provide us with the services contemplated by the employment agreement until three months after a change in control has occurred. However, pursuant to our restricted stock award agreements, shares of unvested restricted stock will be subject to accelerated vesting in the event Mr. Smith or Ms. Condame are terminated within 12 months of the change in control.

General. In the event of any sale, merger or any form of business combination affecting us, our employment agreements with Messrs. Lines, Glajch and Smith and Ms. Condame require us to obtain the express written assumption of the agreement by the acquiring or surviving entity, and failure to do so would entitle the executive officer to all payments and other benefits to be provided by us in the event of termination without cause.

In addition, pursuant to the Supplemental Plan, in the event of a “change in control,” each participant in our Supplemental Plan, which currently includes Mr. Lines, Mr. Smith and Ms. Condame, would become 100% vested in his or her benefits.

Estimated Payments Upon Termination Or Change In Control

Event	James R. Lines ($)		Jeffrey F. Glajch ($)		Alan E. Smith ($)	Jennifer R. Condame ($)
Normal and Early Retirement (1)
Accelerated vesting of stock options	95,872		62,845		53,315	27,522
Accelerated vesting of time-vested and performance-vested restricted stock	209,923		137,592		116,794	60,292

Total	305,795		200,437		170,109	87,814
Involuntary Termination without Cause or Voluntary Termination for Good Reason
Continued salary	262,650		247,200		211,150	154,500
Cash severance payment	262,650		—		—	—
Healthcare coverage	25,842		—		—	—
Outplacement services	40,000	(2)	—		—	—

Total	591,142		247,200		211,150	154,500
Death
Life insurance proceeds	3,323,359		2,741,600		3,573,221	2,138,500
Accelerated vesting of stock options	95,872		62,845		53,315	27,522
Accelerated vesting of time-vested and performance-vested restricted stock	390,449		247,411		210,433	109,023

Total	3,809,680		3,051,856		3,836,969	2,275,045
Disability
Short-term disability payments	175,100		123,600		105,575	77,250
Accelerated vesting of stock options	95,872		62,845		53,315	27,522
Accelerated vesting of time-vested and performance-vested restricted stock	390,449		247,411		210,433	109,023

Total	661,421		433,856		369,323	213,795
Termination Following Change in Control
Accelerated vesting of stock options	95,872		62,845		—	—
Accelerated vesting of restricted stock	390,449		247,411		—	—
Continued salary	—		—		211,150	154,500
Cash severance payment	1,258,656		758,691		—	—
Healthcare coverage	25,842		—		—	—
Outplacement services	40,000	(2)	—		—	—
Accelerated vesting of defined contribution pension contributions	—		—		—	—
Pension enhancement	—		—		—	—
Accelerated vesting of SERP benefits	—		—		—	—
Total	1,810,819	(3)	1,068,947	(3)	211,150	154,500

(1)	Beginning with grants made in fiscal year 2014, retirement does not trigger accelerated vesting of performance-vested restricted shares and time-vested restricted shares.

(2)	Pursuant to our employment agreement with Mr. Lines, reimbursement of outplacement services is limited to a total amount of $40,000.

(3)

Such amount takes into account limitations imposed by our employment agreements with Mr. Lines and Mr. Glajch, whereby certain amounts otherwise payable to Mr. Lines and Mr. Glajch upon termination following a change in control may be reduced in connection with limitations on deductibility by the company for federal income tax purposes imposed by Section 280G of the Code.

DIRECTOR COMPENSATION

Director Compensation Programs

The Compensation Committee annually reviews and approves compensation for our independent Directors. Mr. Lines, our President and Chief Executive Officer, is not an independent Director under applicable NYSE and Securities and Exchange Commission rules and, therefore, he does not receive any additional compensation for services as a Director. The compensation that we pay to Mr. Lines is disclosed in the Fiscal Year 2014 Summary Compensation Table.

We use a combination of cash and equity-based compensation to attract and retain our independent Directors. As described below, independent Director compensation consists of an annual cash retainer; an additional annual cash retainer for the Chairman of our Board of Directors and the chair of each committee of our Board; committee meeting fees; share equivalent units; restricted stock awards; and stock options. We also reimburse our independent Directors for reasonable expenses incurred in connection with their attendance at Board and committee meetings. We do not provide retirement benefits to our independent Directors.

Cash Compensation

Each of our independent Directors receives an annual fee of $15,000 for service on our Board of Directors. Additionally, each independent Director receives a fee of $1,000 for each Board or committee meeting attended, except that if such meeting is held by telephone conference call or by unanimous written consent, the fee is reduced to $500. If our Board of Directors and/or one or more committees meet on the same day, a full meeting fee is paid for one meeting and one-half of the meeting fee is paid for each additional meeting attended that day.

The Chairman of our Board of Directors and each of our independent Directors serving as chairman of committees of our Board of Directors receive additional fees for such service. For fiscal year 2014, the Chairman of our Board of Directors received an additional annual fee of $15,000, the Chairman of the Audit Committee received an additional annual fee of $6,000, the Chairman of the Compensation Committee received an additional annual fee of $5,000, and the Chairperson of the Employee Benefits Committee and the Chairman of the Nominating and Corporate Governance Committee each received an additional annual fee of $3,000.

Equity-Based Compensation

Share Equivalent Units.    Effective August 1, 2013, the Compensation Committee terminated the Outside Directors’ Long-Term Incentive Plan, which we refer to as the LTIP. The Compensation Committee determined that the benefits to the independent Directors no longer justified the legal and accounting costs associated with maintaining such a plan. Independent Directors elected prior to May 2009 participated in the LTIP. The LTIP credited each of the participating independent Directors with Share Equivalent Units, or SEUs, for five fiscal years during the term of such independent Director’s service, subject to our attainment of certain performance objectives. Upon termination of an independent Director’s service, but not before, the independent Director could redeem each SEU for one share of our common stock or, alternatively and subject to our discretion, for the cash equivalent at the closing price of our stock on the date of termination of service, subject to certain limitations.

Under the LTIP, SEUs were credited to each eligible independent Director’s account for each of the first five fiscal years during such independent Director’s term in which we produced consolidated net income in an amount at least equal to the consolidated net income specified in our budget for each such fiscal year. Each SEU was valued at the market value of one share of our common stock on the valuation date, which was the last day of trading of the first quarter following the end of a fiscal year for which SEUs were to be credited. The number of SEUs to be credited was determined by dividing the value of one SEU into $10,000. As of June 2013, each independent Director eligible to participate in the LTIP had received the maximum five years of SEU awards.

In connection with the termination, the final cash value of the SEUs was determined and the underlying SEUs were cancelled on August 1, 2013 pursuant to the terms of the LTIP. The participating directors, Ms. Berkeley,

Mr. Bidlack, Mr. Malvaso, Mr. Mazurkiewicz and Mr. Fortier will receive cash payments of $72,431, $80,128, $49,911, $49,272 and $50,633, respectively, in two equal installments in September 2014 and May 2015.

Options.    Our independent Directors are also eligible to participate in the Incentive Plan, pursuant to which they may be granted options to purchase shares of our common stock. No options were granted to our independent Directors during fiscal year 2014.

Restricted Stock. Equity compensation awards to independent Directors are made in the form of time-vested restricted stock awarded under the Incentive Plan. On May 30, 2013, the Compensation Committee awarded 1,042 shares of time-vested restricted stock, with an approximate grant date fair market value of $25,000 to each of our independent Directors. The shares of restricted stock awarded to our independent Directors vest on the first anniversary of the date of grant.

Stock Ownership Guidelines

In order to more closely align the interests of our independent Directors with the interests of our stockholders, the Compensation Committee established minimum stock ownership guidelines that require our independent Directors to work towards acquiring and maintaining specific levels of equity ownership interests in our common stock within specified time frames.

Under our stock ownership guidelines, our independent Directors are required to own shares of our common stock valued at least 3.0 times their annual retainer. New independent Directors are expected to achieve their ownership guidelines within five years of becoming subject to the guidelines. Our stock ownership guidelines also require our independent Directors to retain 50% of the net shares they realize (after tax) when a restricted stock award vests or a stock option is exercised until they are in compliance with the guidelines. The Compensation Committee monitors the progress made by independent Directors in achieving their stock ownership guidelines and, in its discretion, may modify the guidelines and/or time frames for some or all of our independent Directors. As of the end of fiscal year 2014, each of our independent Directors was in compliance with our stock ownership guidelines.

Fiscal Year 2014 Director Summary Compensation Table

The following table shows information regarding the compensation of our independent Directors for fiscal year 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1)(2) ($)	SEU Awards (3) ($)	All Other Compensation (4) ($)	Total ($)
James J. Barber	24,500	25,008	—	—	49,508
Helen H. Berkeley	24,500	25,008	—	423	49,931
Jerald D. Bidlack	40,500	25,008	—	607	66,115
Alan Fortier	29,000	25,008	10,000	84	64,092
James J. Malvaso	29,500	25,008	—	107	54,615
Gerard T. Mazurkiewicz	30,500	25,008	—	82	55,590

(1)	The table below presents the aggregate number of unexercised stock option awards and unvested restricted stock awards for each of our independent Directors at March 31, 2014.

Name	Stock Option Awards	Restricted Stock Awards
James J. Barber	—	1,042
Helen H. Berkeley	924	1,042
Jerald D. Bidlack	924	1,042
Alan Fortier	924	1,042
James J. Malvaso	924	1,042
Gerard T. Mazurkiewicz	5,924	1,042

(2)

The amounts shown in this column represent the estimated grant date fair value of the shares of restricted stock granted to each independent Director during fiscal year 2014. The value of each such restricted stock award is computed in accordance with FASB ASC Topic 718 on the same basis as disclosed at footnote (2) to the Fiscal Year 2014 Summary Compensation Table. Each independent Director was granted 1,042 shares of restricted stock during fiscal year 2014 under the Incentive Plan.

(3)

Each SEU was valued at the market value of one share of our common stock on the valuation date, which was the last day of trading of the first quarter following the end of a fiscal year for which SEUs were to be credited. The number of SEUs to be credited was determined by dividing the value of one SEU into $10,000. For more information regarding SEUs, see “Share Equivalent Units” under the heading “Director Compensation Programs.”

(4)	These amounts are dividends earned on outstanding SEUs during fiscal year 2014 pursuant to our regular dividend policy.

PROPOSAL TWO:

ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are providing our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in the Compensation Discussion and Analysis, accompanying compensation tables and related narrative discussion contained in this proxy statement. Our stockholders were first provided with the opportunity to approve, on an advisory basis, the compensation of our named executive officers at our 2011 annual meeting. At the 2011 annual meeting, our stockholders expressed an overwhelming preference for this vote to occur on the annual basis recommended by our Board of Directors. This preference was subsequently adopted by our Board of Directors and we are providing our stockholders with an advisory vote this year.

We encourage stockholders to carefully review the Compensation Discussion and Analysis section of this proxy statement for additional details on our executive compensation programs, including our compensation philosophy and objectives, as well as the processes our Compensation Committee used to determine the structure and amounts of the compensation of our named executive officers during fiscal year 2014. For your convenience, we have provided an executive summary in the first few pages of the Compensation Discussion and Analysis that highlights information that we believe is particularly important in helping you decide how to vote on this proposal. You should also carefully review the tables that immediately follow the Compensation Discussion and Analysis, together with the related narrative disclosure and footnotes.

We are asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

As an advisory vote, this proposal is not binding upon our Board of Directors or our Compensation Committee. However, the Compensation Committee and our Board value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.

Board Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR the following advisory resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and related narrative discussions set forth in this proxy statement, is hereby approved.”

PROPOSAL THREE:

RATIFICATION OF THE SELECTION OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP served as our independent registered public accounting firm in fiscal year 2014. The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015, which we refer to as fiscal year 2015. This selection will be presented to our stockholders for ratification at the annual meeting. The Audit Committee will consider the outcome of this vote in its future discussions regarding the selection of our independent registered public accounting firm.

We have been advised by Deloitte & Touche LLP that a representative will be present at the annual meeting and that such representative will be available to respond to appropriate questions. Such representative will be given an opportunity to make a statement if he or she so desires.

Board Recommendation

Our Board of Directors unanimously recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2015.

Fees Paid to Deloitte & Touche LLP

We paid the following fees to Deloitte & Touche LLP for fiscal year 2014 and for the fiscal year ended March 31, 2013, which we refer to as fiscal year 2013:

	Fiscal Year 2014	Fiscal Year 2013
Audit fees	$345,000	$345,000
Audit-related fees	8,657	37,571
Tax fees	—	—
All other fees	2,808	2,376

Total fees	$356,465	$384,947

Audit fees for each of fiscal year 2014 and fiscal year 2013 included fees associated with audits of our financial statements, audits of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and reviews of financial statements included in our quarterly reports on Form 10-Q.

Audit-related fees for fiscal year 2014 included out-of-pocket expenses. Audit-related fees for fiscal year 2013 included fees associated with the review of our response to a Securities and Exchange Commission comment letter and out-of-pocket expenses. All other fees for fiscal years 2014 and 2013 included the subscription fee for the Deloitte & Touche LLP Technical Library Research Tool.

The Audit Committee has determined that the provision of permitted non-audit services described above has not compromised the independence of Deloitte & Touche LLP.

The Audit Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by our independent registered public accounting firm. The Audit Committee annually pre-approves a list of specific services and categories of services, subject to a specified cost level. Part of this approval process includes making a determination as to whether permitted non-audit services are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee, subject to reporting any such approvals at the next Audit Committee meeting.

The Audit Committee monitors the services rendered and actual fees paid to our independent registered public accounting firm quarterly to ensure that such services are within the scope of approval. All audit and permitted non-audit services for which Deloitte & Touche LLP was engaged were pre-approved by the Chairman of the Audit Committee.

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee is currently comprised of Directors Mazurkiewicz (Chairman), Barber, Bidlack, Fortier and Malvaso, each of whom our Board of Directors has affirmatively determined is independent pursuant to the listing standards of the NYSE and applicable Securities and Exchange Commission rules. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee’s charter, as last amended and restated by our Board of Directors effective May 2, 2014.

The Audit Committee oversees the company’s financial reporting process on behalf of our Board of Directors, and has other duties and functions as described in its charter.

Management has the primary responsibility for the company’s financial statements and the reporting process. The company’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for auditing the company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

The Audit Committee has:

•	reviewed and discussed the company’s audited financial statements for the fiscal year ended March 31, 2014 with management and the independent registered public accounting firm;

•

discussed with the company’s independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees;

•

received and discussed the written disclosures and the letter from the company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence; and

•	discussed with the company’s independent registered public accounting firm its independence.

When evaluating Deloitte & Touche LLP’s independence, the Audit Committee discussed with Deloitte & Touche LLP any relationships that may impact such firm’s objectivity and independence. The Audit Committee has also considered whether the provision of permitted non-audit services by Deloitte & Touche LLP is compatible with maintaining such firm’s independence, and has satisfied itself with respect to Deloitte & Touche LLP’s independence from the company and its management.

The Audit Committee discussed with the personnel responsible for the internal audit function and the company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the personnel responsible for overseeing the internal audit function and with the company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors (and our Board has approved) that the audited financial statements be included in the company’s annual report on Form 10-K for the year ended March 31, 2014 for filing with the Securities and Exchange

[1]	The material in this report is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

Commission. The Audit Committee has also selected the company’s independent registered public accounting firm for the fiscal year ending March 31, 2015 and has submitted such selection for ratification by the stockholders at the company’s annual meeting.

Audit Committee:

Gerard T. Mazurkiewicz, Chairman
James J. Barber
Jerald D. Bidlack
Alan Fortier
James J. Malvaso

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during fiscal year 2014 were Directors Malvaso (Chairman), Berkeley, Bidlack and Fortier.

During fiscal year 2014, no member of our Compensation Committee: (1) was an officer or employee of ours or any of our subsidiaries; (2) was formerly an officer of ours or any of our subsidiaries; or (3) had any relationship requiring disclosure in this proxy statement pursuant to Securities and Exchange Commission rules. In addition, no executive officer served: (1) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee; (2) as a director of another entity, one of whose executive officers served on our Compensation Committee; or (3) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Review, Approval or Ratification of Related Person Transactions

Our Audit Committee reviews all relationships and transactions in which the company and our Directors and executive officers or their immediate family members are participants in advance for review and approval. Any existing related person transactions are reviewed at least annually by the Audit Committee. Any Director or executive officer with an interest in a related person transaction is expected to recuse himself or herself from any consideration of the matter.

Although the Audit Committee has not established a written policy regarding the approval of related person transactions, when evaluating these transactions, the Audit Committee considers, among other factors:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including the amount and type of transaction;

•	the importance of the transaction to the related person and to the company;

•	whether the transaction would impair the judgment of a Director or executive officer to act in the best interest of the company; and

•	any other matters the Committee deems appropriate.

To the extent that the transaction involves an independent Director, consideration is also given, as applicable, to the listing standards of the NYSE and other relevant rules related to independence.

In addition, our Audit Committee also reviews all transactions between us and any entity with which an independent Director or executive officer is an affiliate, taking into account the factors listed above as well as all other factors deemed appropriate by the Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below shows certain information, as of June 6, 2014, regarding the only persons known to us to be the beneficial owners of more than five percent of the outstanding shares of our common stock, with percentages based on 10,118,906 shares issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class Beneficially Owned
The Killen Group, Inc. (1) 1189 Lancaster Avenue Berwyn, Pennsylvania 19312	681,391	6.7%
BlackRock, Inc. (2) 40 East 52nd Street New York, New York 10022	626,045	6.2%
Lafitte Capital Management LP, et al. (3) 701 Brazos, Suite 310 Austin, Texas 78701	577,432	5.7%
Royce & Associates, LLC (4) 745 Fifth Avenue New York, New York 10151	528,385	5.2%
Waddell & Reed Financial, Inc., et al. (5) 6300 Lamar Avenue Overland Park, KS 66202	523,320	5.2%

(1)

This information as to the beneficial ownership of shares of our common stock is based on an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 20, 2013 by The Killen Group, Inc. The Killen Group, Inc. reports sole voting power with respect to 621,915 shares and sole dispositive power with respect to all 681,391 shares.

(2)

This information as to the beneficial ownership of shares of our common stock is based on an Amendment to Schedule 13G filed with the Securities and Exchange Commission on January 29, 2014 by BlackRock, Inc. BlackRock, Inc. reports sole voting with respect to 608,683 shares and sole dispositive power with respect to all 626,045 shares. As the parent holding company, BlackRock, Inc. is reporting beneficial ownership for securities acquired by the following of its subsidiaries: BlackRock Advisors, LLC; BlackRock Asset Management Canada Limited; BlackRock Fund Advisors; BlackRock Institutional Trust Company, N.A.; and BlackRock Investment Management, LLC.

(3)

This information as to the beneficial ownership of shares of our common stock is based on a Schedule 13G filed with the Securities and Exchange Commission on January 17, 2014 by Lafitte Capital Management LP, Lafitte Capital, LLC as the general partner of Lafitte Capital Management LP and Bryant Regan as the sole member of Lafitte Capital, LLC. The reporting persons report shared voting and shared dispositive power with respect to all of the shares.

(4)

This information as to the beneficial ownership of shares of our common stock is based on an Amendment to Schedule 13G filed with the Securities and Exchange Commission on January 9, 2014 by Royce & Associates, LLC. Royce & Associates, LLC reports sole voting and sole dispositive power with respect to all of the shares.

(5)

This information as to the beneficial ownership of shares of our common stock is based on a Schedule 13G filed on February 2, 2014 by the reporting persons as follows: Ivy Investment Management Company reports sole voting and sole dispositive power with respect to 294,420 shares; each of Waddell & Reed Investment Management Company, Waddell & Reed, Inc. and Waddell & Reed Financial Services, Inc. reports sole voting and sole dispositive power with respect to 228,900 shares; Waddell & Reed Financial, Inc. reports sole voting and sole dispositive power with respect to all 523,320 shares. Waddell & Reed Investment Management Company and Ivy Investment Management Company are the subsidiaries which acquired the securities being reported.

SECURITY OWNERSHIP OF MANAGEMENT

The table below shows certain information, as of June 6, 2014, regarding shares of our common stock held by (1) each of our Directors; (2) each our of named executive officers; (3) each of our first-time Director nominees; and (4) all Directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Class Beneficially Owned (1)(2)
James J. Barber, Ph.D. (3)	7,564	(6)	—
Helen H. Berkeley (3)	186,303	(7)	1.8%
Jerald D. Bidlack (3)	7,851	(7)	—
Jennifer R. Condame (4)	26,146	(8)	—
Alan Fortier(3)	15,653	(7)	—
Jeffrey F. Glajch (4)	51,142	(9)	—
James R. Lines (3)(4)	79,272	(10)	—
James J. Malvaso (3)	16,469	(7)	—
Gerard T. Mazurkiewicz (3)	13,623	(11)	—
Jonathan W. Painter (5)	—		—
Lisa M. Schnorr (5)	—		—
Alan E. Smith (4)	30,604	(12)	—
All Directors, executive officers and first-time Director nominees as a group (12 persons)	434,627	(13)	4.3%

(1)

As reported by such persons as of June 6, 2014 with percentages based on 10,118,906 shares issued and outstanding except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which increases the number of shares owned by such person and the number of shares outstanding. Under the rules of the Securities and Exchange Commission, “beneficial ownership” is deemed to include shares for which an individual, directly or indirectly, has or shares voting or dispositive power, whether or not they are held for the individual’s benefit, and includes shares that may be acquired within 60 days, including, but not limited to, the right to acquire shares by the exercise of options. Shares that may be acquired within 60 days are referred to in the footnotes to this table as “presently exercisable options.” Unless otherwise indicated in the other footnotes to this table, each stockholder named in the table has sole voting and investment power with respect to all of the shares shown as owned by the stockholder.

(2)	We have omitted percentages of less than 1% from the table.

(3)	Director.

(4)	Named executive officer.

(5)	First-time Director nominee.

(6)	The amount shown for Dr. Barber includes 885 shares of time-vested restricted stock.

(7)	The amount shown for Ms. Berkeley, Mr. Bidlack, Mr. Fortier and Mr. Malvaso includes 885 shares of time-vested restricted stock and presently exercisable options to purchase 924 shares.

(8)

The amount shown for Ms. Condame includes 1,569 shares of time-vested restricted stock and 4,748 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria), presently exercisable options to purchase 13,422 shares, and 2,506 shares held by the Employee Stock Ownership Plan of Graham Corporation trustee and allocated to Ms. Condame’s account, as to which Ms. Condame has sole voting power but no dispositive power, except in limited circumstances.

(9)

The amount shown for Mr. Glajch includes 3,537 shares of time-vested restricted stock and 10,734 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria), and presently exercisable options to purchase 6,500 shares.

(10)

The amount shown for Mr. Lines includes 5,799 shares of time-vested restricted stock and 17,318 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria), presently exercisable options to purchase 14,861 shares, and 5,570 shares held by the Employee Stock Ownership Plan of Graham Corporation trustee and allocated to Mr. Lines’ account, as to which Mr. Lines has sole voting power but no dispositive power, except in limited circumstances.

(11)	The amount shown for Mr. Mazurkiewicz includes 885 shares of time-vested restricted stock and presently exercisable options to purchase 5,924 shares.

(12)

The amount shown for Mr. Smith includes 3,015 shares of time-vested restricted stock and 9,140 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria), and presently exercisable options to purchase 11,842 shares.

(13)

See footnotes 6 through 12 to this table. The amount shown includes 19,230 shares of time-vested restricted stock, 41,940 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria), presently exercisable options to purchase 56,245 shares, and 8,076 shares allocated to the executive officers under the Employee Stock Ownership Plan, as to which the executive officers may exercise voting power, but not dispositive power, except in limited circumstances.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors and officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership of our common stock. Based solely on the written representations of our Directors and officers and copies of the reports that they have filed with the Securities and Exchange Commission, we believe that during fiscal year 2014 all of our Directors and officers timely complied with the filing requirements of Section 16(a).

2015 ANNUAL MEETING OF STOCKHOLDERS

Proposals Submitted for Inclusion in Our Proxy Materials

We will include in our proxy materials for our 2015 annual meeting of stockholders any stockholder proposals that comply with Rule 14a-8 under the Exchange Act. Among other things, Rule 14a-8 requires that we receive such proposals not less than 120 days prior to the one-year anniversary of this proxy statement, or February 17, 2015. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Exchange Act, we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2015 annual meeting. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020.

Stockholder Nominations of Directors

Pursuant to our amended and restated by-laws, no nominations for Directors shall be acted upon at the annual meeting except for those made by the Nominating and Corporate Governance Committee and those made by stockholders in accordance with the following provisions. To be considered timely, stockholder nominations must be received by us no earlier than 150 days and no later than 120 days prior to the one-year anniversary of the date of the mailing of materials for our 2014 annual meeting. Thus, for the 2015 annual meeting of stockholders, we must receive the nominations between January 17, 2015 and February 17, 2015. Stockholder nominations of directors must contain: (1) each nominee’s name, age, business and residence addresses; (2) the nominee’s principal occupation or employment; (3) the nominee’s written consent to serve as a Director, if elected; and (4) such other information regarding the nominee as required by the Securities and Exchange Commission’s Schedule 14A. In addition, any stockholder submitting a nomination must provide his or her own name and address as they appear on our books and records, as well as the class and number of our shares owned of record and the dates he or she acquired such shares. The stockholder also must describe all arrangements or understandings between the stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are made by the stockholder. Furthermore, the stockholder must (1) identify any person employed, retained, or to be compensated by the stockholder submitting the nomination or by the person nominated, or any person acting on his or her behalf, to make solicitations or recommendations to stockholders for the purpose of assisting in the election of such nominee, and (2) briefly describe the terms of such employment, retainer or arrangement for compensation. Stockholder nominations for Directors should be mailed to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020.

Other Meeting Business

Pursuant to our amended and restated by-laws, items of business that are proposed outside of the process pursuant to Rule 14a-8 under the Exchange Act as described above, may properly be brought before the 2015 annual meeting of stockholders only if we receive notice of such business no earlier than 150 days and no later than 120 days prior to the one-year anniversary of the date of the mailing of materials for our 2014 annual meeting. Thus, for the 2015 annual meeting of stockholders, we must receive notice of business that is not submitted for inclusion in our proxy materials between January 17, 2015 and February 17, 2015. We will not permit business that does not comply with the foregoing notice requirement to be brought before the 2015 annual meeting of stockholders. Stockholder business that is not submitted for inclusion in our proxy statement pursuant to Rule 14a-8 should be mailed to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020.

OTHER MATTERS

Our Board of Directors does not know of any other matters that may be presented for action at the 2014 annual meeting. Should any other matters come before the annual meeting, however, the persons named as proxies will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

James R. Lines

President and Chief Executive Officer

Dated: June 16, 2014

GRAHAM CORPORATION 20 FLORENCE AVENUE BATAVIA, NY 14020

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Wednesday, July 30, 2014 (the day before the meeting date). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Wednesday, July 30, 2014 (the day before the meeting date). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                     M76648-P54247                KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GRAHAM CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all the nominees listed:
1.	Election of Directors	☐	☐	☐

Nominees:
01) James J. Barber
02) Gerard T. Mazurkiewicz
03) Jonathan W. Painter
04) Lisa M. Schnorr

The Board of Directors recommends you vote FOR proposals 2 and 3.						For	Against	Abstain
2.	To approve, on an advisory basis, the compensation of our named executive officers.					☐	☐	☐
3.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015.					☐	☐	☐

NOTE: In their discretion, and in accordance with applicable law, the named proxies may vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report with Form 10-K are available at www.proxyvote.com.

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M76649-P54247

GRAHAM CORPORATION

Annual Meeting of Stockholders

July 31, 2014 11:00 AM

This proxy is solicited by the Board of Directors and each matter to be voted on at the

Annual Meeting has been proposed by the Board of Directors of the Company

The undersigned hereby appoints Jerald D. Bidlack and James R. Lines, or either of them, each with power of substitution, as proxies to attend the Annual Meeting of Stockholders of Graham Corporation to be held at the Hilton Garden Inn, Buffalo Airport, 4201 Genesee Street, Buffalo, New York 14225, on July 31, 2014 at 11:00 a.m., Eastern Time, and any adjournment thereof, and to vote as directed by the undersigned on the reverse side of this proxy, the number of shares the undersigned would be entitled to vote if personally present at such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE FOUR DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3.

Continued and to be signed on reverse side

[GRAHAM LETTERHEAD]

GRAHAM CORPORATION EMPLOYEE BENEFITS COMMITTEE

June 16, 2014

Dear Plan Accountholder:

The Employee Stock Ownership Plan of Graham Corporation (the “ESOP”) has a related trust (the “ESOP Trust”) which owns common stock of Graham Corporation (“Graham”). GreatBanc Trust Company, as trustee of the ESOP, is a stockholder of Graham and may vote on matters presented for stockholder action at Graham’s 2014 Annual Meeting of Stockholders scheduled to be held on July 31, 2014, or at any adjournment of the meeting (the “Annual Meeting”).

The ESOP Trust provides that in casting its vote at the Annual Meeting, the ESOP trustee is to follow directions given by Graham’s Employee Benefits Committee (the “Committee”). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants with respect to the Graham common stock allocated to their accounts in the ESOP as of June 6, 2014.

The records for the ESOP indicate that you are among the individuals who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction Card (the “Instruction Card”) and returning it in the envelope provided to the Burke Group Inc., which maintains the records for the ESOP. The Instruction Card allows you to give instructions for each matter expected to be presented for stockholder action at the Annual Meeting. The Committee expects the Burke Group Inc. to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used in directing the ESOP trustee.

The voting of the common stock held by the ESOP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended. The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the ESOP trustee how to vote. The remainder of this letter describes the voting procedures that the Committee expects to follow for the Annual Meeting.

How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for stockholder action at the Annual Meeting; if you had an interest in the ESOP Trust on the record date for the Annual Meeting; and how large your interest was, as follows:

Anticipated Proposals

In general, the ESOP trustee will be directed to vote the number of shares of Graham common stock (if any) held by the ESOP Trust and allocated as of June 6, 2014 to your individual account under the ESOP according to the instructions specified on the reverse side of the Instruction Card. The Instruction Card shows the number of shares of Graham common stock allocated to your individual account under the ESOP Trust as of June 6, 2014. If you do not return the Instruction Card by July 24, 2014, the ESOP trustee will be directed to vote the shares allocated to your account in accordance with the percentage of shares voted FOR, AGAINST, ABSTAIN, or WITHHOLD, as the case may be, with respect to shares allocated to the accounts of others in the ESOP.

Unanticipated Proposals

It is possible, although unlikely, that proposals other than those specified on the Instruction Card will be presented for stockholder action at the Annual Meeting. If this should happen, the ESOP trustee will be instructed to vote upon such matters in its discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

Your interest in the ESOP Trust offers you the opportunity to participate in decisions that affect Graham’s future, and we encourage you to take advantage of such opportunity. To help you decide how to complete the Instruction Card, enclosed is a copy of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report that are being furnished to all holders of Graham common stock in connection with the Annual Meeting. Please complete, sign and return your Instruction Card today. Your instructions are important regardless of the size of your interest in the ESOP Trust.

If you have questions regarding the terms of the ESOP, or how to complete the Instruction Card, please call Jeffrey F. Glajch, Vice President - Finance & Administration and Chief Financial Officer at (585) 343-2216.

Sincerely,

THE EMPLOYEE BENEFITS COMMITTEE OF
GRAHAM CORPORATION

Enclosures

GRAHAM CORPORATION

CONFIDENTIAL VOTING INSTRUCTION CARD

This Instruction is solicited by the Employee Benefits Committee of Graham Corporation

as a named fiduciary for the

EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION (the “Plan”)

for the Annual Meeting of Stockholders to be held on July 31, 2014

The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the Plan (the “Instructor”) hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the “Committee”), which instructions shall be taken into account in directing the Trustee of the Plan to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the “Shares”) of Graham Corporation (the “Corporation”) which are held by the Trustee of the Plan, in its capacity as Trustee, as of June 6, 2014 (the “Record Date”) at the Annual Meeting of Stockholders of the Corporation (the “Annual Meeting”) to be held at the Hilton Garden Inn, Buffalo Airport, 4201 Genesee Street, Buffalo, New York 14225, on July 31, 2014 at 11:00 a.m., Eastern Time, or at any adjournment thereof.

As to the nominees and proposals listed on the reverse side hereof and as more particularly described in the accompanying letter from the Committee dated June 16, 2014, the Committee will give voting directions to the Trustee of the Plan. Such directions will reflect the voting instructions provided by the Instructor on this Confidential Voting Instruction Card, in the manner described in such letter from the Committee.

As to other matters which may properly come before the Annual Meeting, the Trustee will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

The instructions set forth on the reverse side hereof will be taken into account as described above in directing the Trustee of the Plan how to vote the Shares of the Corporation held by it as of the Record Date in its capacity as Trustee, provided this card is received by the Burke Group Inc. by July 24, 2014.

Please mark, sign and date this voting instruction card on the reverse side and return it in the enclosed envelope.

If this Confidential Voting Instruction Card is signed but no direction is given, it will be deemed to instruct votes “FOR” the election of the four director nominees and “FOR” proposals 2 and 3.

ESOP COMMON (as of 6/6/14)	PLEASE MARK YOUR CHOICE LIKE THIS ☒ IN BLUE OR BLACK INK.

The Board of Directors recommends a vote “FOR” the election of the four director nominees and “FOR” Proposals 2 and 3.

1.	Election of Directors for a three-year term			3.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.
		FOR	WITHHOLD
	James J. Barber	☐	☐		FOR	AGAINST	ABSTAIN
	Gerard T. Mazurkiewicz	☐	☐		☐	☐	☐
	Jonathan W. Painter	☐	☐
	Lisa M. Schnorr	☐	☐

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.			4.	In its discretion, and in accordance with applicable law, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

The undersigned hereby instructs the Committee to direct the Trustee of the Plan to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated June 16, 2014, the Notice of Annual Meeting of Stockholders of Graham Corporation and Proxy Statement for the Annual Meeting dated June 16, 2014.

Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on July 31, 2014:

The proxy statement and annual report to stockholders are available at:

www.graham-mfg.com/proxy

Signature

Signature

Please sign exactly as your name appears on this voting instruction card. Each owner of shares held jointly must sign this voting instruction card. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies must be signed by an authorized officer.